UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06445

The Herzfeld Caribbean Basin Fund, Inc.

(Exact name of registrant as specified in charter)

119 Washington Ave. Suite 504, Miami Beach, FL 33139

(Address of principal executive offices) (Zip code)

Erik M. Herzfeld

119 Washington Ave. Suite 504, Miami Beach, FL 33139

(Name and address of agent for service)

Registrant's telephone number, including area code: 305-777-1660

Date of fiscal year end: 6/30

Date of reporting period: 7/01/20 - 6/30/21

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

Explanatory Note: Registrant is filing this amendment to its Form N-CSR for the period ended June 30, 2021 originally filed with the Securities and Exchange Commission on September 2, 2021 (Accession Number 0001580642-21-004174). The purpose of this amendment is to include additional information required by General Instruction A.2 of Form N-2.

ITEM 1. SHAREHOLDER REPORT

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the use of our report dated August 20, 2021, with respect to the financial statements and financial highlights of The Herzfeld Caribbean Basin Fund, Inc., as of June 30, 2021, incorporated by reference in Registration Statement No. 333-255265 on Form N-2.

/s/TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

September 7, 2021

The Herzfeld Caribbean Basin Fund, Inc.

Annual Report
June 30, 2021

As permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund's website, https://www.herzfeld.com/cubafinancialreports, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by following the instructions included with paper Fund documents that have been mailed to you.

The Herzfeld Caribbean Basin Fund, Inc.
119 Washington Avenue, Suite 504
Miami Beach, FL 33139
(305) 777-1660

Investment Advisor
HERZFELD/CUBA
a division of Thomas J. Herzfeld Advisors, Inc.
119 Washington Avenue, Suite 504
Miami Beach, FL 33139
(305) 777-1660

Administrator, Transfer Agent And Fund Accountant
Ultimus Fund Solutions, LLC
225 Pictoria Drive, Suite 450
Cincinnati, OH 45246

Sub-Transfer Agent
American Stock Transfer & Trust Company, LLC
6201 15th Avenue Brooklyn
New York, NY 11219

Custodian
Fifth Third Bank N.A.
Fifth Third Center
38 Fountain Square Plaza
Cincinnati, OH 45263

Counsel

Troutman Pepper Hamilton Sanders LLP
3000 Two Logan Square
18th and Arch Streets
Philadelphia, PA 19103

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
50 South 16th Street, Suite 2900
Philadelphia, PA 19102

The Herzfeld Caribbean Basin Fund, Inc.’s investment objective is long-term capital appreciation. To achieve its objective, the Fund invests in issuers that are likely, in the Advisor’s view, to benefit from economic, political, structural and technological developments in the countries in the Caribbean Basin, which include, among others, Cuba, Jamaica, Trinidad and Tobago, the Bahamas, the Dominican Republic, Barbados, Aruba, Haiti, the Netherlands Antilles, the Commonwealth of Puerto Rico, Mexico, Honduras, Guatemala, Belize, Costa Rica, Panama, Colombia, the United States and Venezuela (“Caribbean Basin Countries”). The Fund invests at least 80% of its total assets in equity and equity-linked securities of issuers, including U.S.-based companies which engage in substantial trade with, and derive substantial revenue from, operations in Caribbean Basin Countries.

Listed NASDAQ Capital Market
Symbol: CUBA

Letter to Stockholders (unaudited)

We are pleased to present our Annual Report for the period ended June 30, 2021. On that date, the net asset value (“NAV”) of The Herzfeld Caribbean Basin Fund, Inc. (CUBA) was $7.06 per share. For the fiscal year ended June 30, 2021, the total investment return, adjusted for dividends, was 63.93% based on NAV per share and 91.31% based on market value per share. Over the period, the discount to NAV narrowed from -22.10% to -11.19%.

The Fund seeks long-term capital appreciation through investment in companies that we believe are poised to benefit from economic, political, structural, and technological developments in the Caribbean Basin. Part of the investment strategy focuses on companies in the region that we believe would benefit from the resumption of U.S. trade with Cuba. Since it is impossible to predict when the U.S. embargo will be lifted, we have concentrated on investments that we believe can do well even if there is no political or economic change with respect to Cuba.

Thomas J. Herzfeld Chairman and Portfolio Manager

Cuba Protests

Cuba is currently undergoing large scale anti-government protests that have not been seen in decades. These protests appear to be spontaneous as Cuban citizens are using social media to broadcast live videos of demonstrations which in turn seem to be inspiring more Cubans to take to the streets across the island. These protests have expanded to Cuban ex-pat communities here in the U.S. (particularly in the Miami area). Issues that Cubans are protesting include the collapsing economy, the government’s response to the pandemic, shortages on the island of necessities like food and medicine, blackouts, and soaring inflation. This may be the first major test of the Cuban regime under Miguel Díaz-Canel Bermúdez. With the economic collapse of Venezuela, the Cuban government has few allies to turn to for assistance. The current situation in Cuba is very fluid at the time of this letter, and we are monitoring the events carefully to better understand whether this is the beginning of the more permanent change many Cuban citizens, Cuban ex-pats, and democratic countries have advocated for or is instead a temporary event that may be quashed by the Cuban regime with little immediate impact.

Caribbean update

Caribbean Basin economies seem to continue to bear the brunt of the economic fallout from the ongoing COVID-19 pandemic. With low vaccination rates throughout the region, these generally tourism-dependent nations have been unable to welcome back visitors without potentially increasing the health burden on workers and hospitals. A

Letter to Stockholders (unaudited) (continued)

Erik M. Herzfeld President and Portfolio Manager

few Caribbean countries welcomed travelers who consented to undergo COVID-19 testing and/or quarantine last winter and into spring only to backtrack as COVID-19 cases spiked. Now, some of those same countries are mandating all travelers show proof of vaccination. In order to contain the spread of the virus among its unvaccinated people, certain Caribbean countries have daily curfews in place with numerous tourist sites closed indefinitely. This has made travel less desirable as the restrictions and regulations create a burden for travelers.

However, islands that have seen a significant uptick in hotel occupancy and new arrivals include the U.S. territories - Puerto Rico and the U.S. Virgin Islands. These territories have benefited greatly from access to vaccines and have less restrictions on U.S. travelers who make up the bulk of arrivals and hotel stays. As a result, Puerto Rico and the U.S. Virgin Islands have seen a significant rebound in tourism despite continuing restrictions on restaurants, bars, and some public areas. For the July 4th weekend, the Puerto Rico Tourism Company estimated 95% hotel occupancy as travel demand returned. Other islands still welcoming tourists, albeit with more restrictions than the U.S. territories, have started to see arrivals begin to approach more than 70% of pre-pandemic 2019 levels. As more and more Caribbean inhabitants get vaccinated, we would expect arrivals to continue to grow as restrictions are removed.

Portfolio

What a difference a year makes. Last year, as the world went into lockdown, pessimism was rampant in the Caribbean Basin as the region’s main economic driver, tourism, abruptly stopped. A year later many of the wealthier countries in the region have seen access to vaccines and vaccination rates increasing. We have seen travel companies issue improved financial performance guidance as pent-up demand appears to be immense. Based upon our evaluation, materials, Puerto Rican banks, and housing-related companies continue to thrive after performing well at the end of 2020.

We continue to overweight “reopening stocks”, as our view is that pent-up demand will continue to overwhelm supply in the near-term. However, we did trim our exposure to cruise lines as the increased health-related operating costs, debt load, and equity dilution made it an easy decision to take some profits in February and April while all the major cruise lines remained unprofitable. Shortly after we trimmed our positions, the Governor of Florida, Ron DeSantis, banned vaccine passports required by cruise lines which led to more cancellations. The cruise lines continue to battle the State of Florida in court over that action.

We redeployed cash into Retail Value Inc. (RVI), AerSale Corporation (ASLE), New Fortress Energy Inc. (NFE), NextEra Energy, Inc. (NEE), and Martin Marietta Materials, Inc. (MLM). We bought RVI which holds shopping center assets in the continental US and Puerto Rico on our expectation of a continuation of increased consumer spending. RVI is currently disposing of shopping centers and the stock’s Price/Book ratio is approximately 0.63, which we believe is a significant discount to the ongoing liquidation

Letter to Stockholders (unaudited) (continued)

value of the shopping center assets. ASLE was added to increase exposure to expected growth in airline demand as the company provides parts, maintenance, repair, and engineering services for the aviation industry. NEE, NFE, and MLM were all added to increase our exposure to an expected infrastructure bill to come out of Congress that could benefit clean energy transmission (NEE), transition and clean energy (NFE), and enable construction of new, or repair of existing, roads, bridges, airports, and ports (MLM).

The largest gainer in the portfolio for the 1-year fiscal period was Cemex SAB de CV (CX) which increased 191.67%. CX has worked to de-lever its balance sheet over the last decade and appears poised to receive an investment grade rating. Management believes a new U.S. infrastructure bill could add $470 million in revenues. They also report that they want to be a leader in Environment, Social and Governance for the cement industry long known to be one of the largest industrial polluters by using alternative fuels, blended cements, and offset emissions. We feel their initiative can help CX stay ahead of the expected ESG regulations from the U.S., Mexico, and the E.U. more so than their peers.

Ryan M. Paylor Portfolio Manager

Our top contributor to performance was our largest holding MasTec Inc. (MTZ) which gained 136.46% over the fiscal year. We believe MTZ remains a standout as demand for its services continues to outstrip supply. They were able to weather the pandemic better than most as their drop in revenues was short lived. MTZ reported record Q1 revenues of $1.78 billion and analysts expect 2021 revenues to top $8.2 billion which would best their previous record by just over $1 billion. We have trimmed our position in MTZ solely due to position sizing and not because a change in conviction as we still believe the company is well positioned for continued growth and would be a major beneficiary of any new U.S. infrastructure projects related to electrical transmission, pipelines, communications, or clean energy.

First BanCorp (FBP) and Banco Popular (BPOP) gained 119.04% and 107.85%, respectively. The Puerto Rican banks benefitted from monetary and fiscal stimulus from the U.S. while also still benefitting from a recovering Puerto Rican economy following the territory’s debt crisis and 2017 hurricane season, issues which we have previously discussed in our reports. The pandemic put little dent in the two banks’ revenues and even allowed FBP to go on offense as it closed on its purchase of Banco Santander Puerto Rico in September of 2020. Our view is interest rates will rise as a result of strong GDP and inflationary pressures over the near term which will increase net interest margins thereby leading to continued profitability for the banks.

The worst performer and largest detractor was Consolidated Water Co. Ltd. (CWCO) which dropped 16.35% over the Fund’s fiscal year. The water producer and distributor derives most of its revenue from the Cayman Islands and the Bahamas. The decline in tourism has dampened water demand in the Cayman Islands and the Bahamas causing CWCO’s revenues to drop. The company started to diversify away from solely retail

Letter to Stockholders (unaudited) (continued)

and bulk water production and supply to manufacturing and services. Manufacturing and services revenue now make up 34% of revenues and, according to the company, is expected to grow. This should help CWCO improve revenues even if tourism is slow to return to the Cayman Islands and the Bahamas.

New Fortress Energy Inc. (NFE) has struggled so far in 2021 after a hot 2020, returning -7.86% since our initial purchases in November of 2020. The company’s stated goal is to bring cleaner liquefied natural gas (“LNG”) to areas of the world still beholden to dirtier fossil fuels with the ultimate goal of transitioning the terminals to clean energy like hydrogen once clean energy becomes more economically viable. Currently operating in Jamaica, Puerto Rico, and Brazil, they expect to become operational in Mexico, Nicaragua, and Southeast Asia in 2021 with 3 more terminals projected by the company to come online in early 2022 in Latin America. We believe that the price of NFE will bounce back as more terminals come on line.

Margo Caribe Inc. (MRGO), despite dropping 15.68% over the fiscal year, continues to see improvement in its fundamentals. The garden products company recently reported its earnings, which saw 2020 revenue increase 97% year over year. Revenue growth has continued into 2021 as revenues are already 51% higher for the first 6 months than 2020’s record earnings. The company trades at a Price/Earnings ratio of less than 4 while experiencing significant growth that we believe will continue as single and multi-family homes remain in high demand, as their products are natural complements to that market.

Outlook

The economies of the Caribbean Basin are improving, as more and more people are vaccinated and travel generally has started to pick back up. Some areas are thriving more than others due largely to higher vaccination rates. We believe that vaccinations in the second half of 2021 will increase significantly across the region as wealthier countries, like the U.S., are expected to step in to provide more aid to their neighbors. We do expect some rough restarts however. For example, if countries with lower vaccinations see spikes in cases as a result of the more contagious and deadly Delta variant, we believe it is likely that some restrictions will be put back in place. As a result of these uncertainties, we have lightened our travel holdings despite their outperformance in the first half of 2021 as we believe the travel category’s price appreciation is inflated beyond an acceptable level. We have structured the portfolio to be more overweight infrastructure, materials, and financials going into the second half of 2021.

As we monitor the social and political events unfolding in Cuba we note that many of the individuals of the original regime which came to power in 1959 have now passed away or retired, leaving a younger generation in charge. This new generation does not appear to share the same reverence for the Cuban Revolution and communist ideals. Our research indicates that there is a strong desire within parts of the Cuban government to model its economic and political future on the experience of Vietnam – maintaining its communist roots but supporting a more market-driven economy. Whether the current events accelerate a push in that direction remains to be seen, but we continue to believe that a change is coming. The

Letter to Stockholders (unaudited) (continued)

Herzfeld Caribbean Basin Fund was launched in 1994 with one of its core objectives being to eventually invest in a free Cuba. We continue to believe that a free Cuba is on the horizon.

Largest Allocations

The following tables present our largest investment and geographic allocations as of June 30, 2021.

	% of Net		% of Net
Geographic Allocation	Assets	Largest Portfolio Positions	Assets

USA	60.25%	MasTec, Inc.	17.24%
Mexico	17.46%	First BanCorporation	6.81%
Puerto Rico	13.09%	Popular, Inc.	6.28%
Panama	5.81%	NextEra Energy, Inc.	4.80%
Columbia	1.63%	Cemex S.A.B. de C.V.	4.50%
Cayman Islands	1.68%	PGT Innovations, Inc.	4.35%
Cuba	0.00%	Royal Caribbean Cruises Ltd.	4.06%
Other assets in excess of liabilities	0.08%	Martin Marietta Materials, Inc.	3.85%
	100.00%	Copa Holdings, S.A.	3.71%
		Norwegian Cruise Line Holdings Ltd.	3.55%

Quarterly Distribution in Stock and Cash; Modification to Self-Tender Policy

On August 20, 2021, we announced that the Fund has made changes to its managed distribution policy (the “Policy”) to pay its September 30, 2021 distribution using a combination of shares of common stock and cash as outlined below and has modified the Self-Tender Policy to extend the date for commencement of the expected Self-Tender to no later than October 31, 2021.

Quarterly Distribution in Stock and Cash:

The Fund announced a quarterly distribution in the amount of $0.26475 per share for common stockholders to be paid September 30, 2021.

The distribution will be paid in cash or shares of our common stock at the election of stockholders. The total amount of cash distributed to all stockholders will be limited to 20% of the total distribution to be paid, excluding any cash paid for fractional shares. The remainder of the distribution (approximately 80%) will be paid in the form of shares of our common stock. The exact distribution of cash and stock to any given stockholder will be dependent upon his/her election as well as elections of other stockholders, subject to the pro-rata limitation.

We believe that this cash and stock distribution will allow the Fund to strengthen its balance sheet and to be in position to capitalize on potential future investment opportunities.

Letter to Stockholders (unaudited) (continued)

The primary purpose of the Policy is to provide stockholders with a constant, but not guaranteed, fixed minimum rate of distribution each quarter (currently set at the annual rate of 15% of the Fund’s net asset value as determined on June 30, 2021 and payable in quarterly installments). The Fund cannot predict what effect, if any, the Policy will have on the market price of its shares or whether such market price will reflect a greater or lesser discount to net asset value as compared to prior to the adoption of the Policy.

Modification of Self-Tender Policy to Extend Self-Tender Date:

The Fund’s Self-Tender Policy has been modified to provide that the Fund, subject to annual Board approval, commence a tender offer on or before October 31st of each year. Previously, the Self-Tender Policy provided that the Fund would commence a tender offer within 90 days of the fiscal-year end. Under the Self-Tender Policy, as modified, the Fund would undertake to commence a tender offer on or before October 31st of 5% of outstanding shares of the Fund at 97.5% of NAV if the average discount was greater than 10% for the most recently completed fiscal year. A further announcement regarding the specific details of the tender offer will be forthcoming.

Weekly net asset values and press releases by the Fund are available on our website at www.herzfeld.com/cuba.

We would like to thank the members of the Board of Directors for their hard work and guidance and also thank our fellow stockholders for their continued support and suggestions.

Sincerely,

Thomas J. Herzfeld	Erik M. Herzfeld	Ryan M. Paylor
Chairman of the Board	President and	Portfolio Manager
and Portfolio Manager	Portfolio Manager

The above commentary is for informational purposes only and does not represent an offer, recommendation or solicitation to buy, hold or sell any security. The commentary is intended to assist stockholders in understanding our performance during the fiscal year ended June 30, 2021. The views and opinions in this letter were current as of August 20, 2021. Statements other than those of historical facts included herein may constitute forward-looking statements regarding management’s future expectations, beliefs, intentions, goals, strategies, plans or prospects, including statements relating to management’s beliefs that the cash and stock distribution will allow the Fund to strengthen its balance sheet and to be in a position to capitalize on potential future investment opportunities, when there can be no assurance either will occur, and other factors may contain forward looking statements within the meaning of the Private Securities Litigation Reform Act, with respect to the Fund’s future financial or business performance, strategies or expectations.. Nothing herein should be relied upon as a representation as to the future performance or portfolio holdings of the Fund. We undertake no duty to update any forward-looking statement made herein. The specific securities identified and described do not represent all of the securities purchased or sold and you should not assume that investments in the securities identified and discussed will be profitable. Portfolio composition is subject to change.

Investment Results (unaudited)

Average Annual Total Returns*
(For the periods ended June 30, 2021)

	One Year	Five Year	Ten Year
The Herzfeld Caribbean Basin Fund
Net asset value per share	63.93%	9.19%	4.79%
Market value per share	91.31%	9.64%	6.14%

S&P 500® Index**	40.79%	17.65%	14.84%
MSCI Emerging Markets ex Asia Index ***	40.28%	7.05%	(1.08)%

Total annual operating expenses, as disclosed in the Herzfeld Caribbean Basin Fund (the “Fund”) N-2 dated April 15, 2021 and amended June 29, 2021, were 3.20% of average daily net assets. During the fiscal year ended June 30, 2021, the Adviser voluntarily waived its management fee by 10 basis points (from 1.45% to 1.35%) in support of the Fund’s initiative to attempt to reduce the stock price discount to net asset value. Additional information pertaining to the Fund’s expense ratios as of June 30, 2021 can be found in the financial highlights.

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800-TJH-FUND (800-854-3866).

*	Return figures reflect any change in price per share and assume the reinvestment of all distributions. The Fund’s returns reflect any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would have been lower.

**	The S&P 500® Index is a widely recognized unmanaged index of equity securities and is representative of a broader domestic equity market and range of securities than is found in the Fund’s portfolio. Individuals cannot invest directly in the Index; however, an individual can invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

***	The MSCI Emerging Markets ex Asia Index (the “Index”) captures large and mid cap representation across 17 Emerging Markets countries include: (Argentina, Brazil, Chile, Colombia, Czech Republic, Egypt, Greece, Hungary, Mexico, Peru, Poland, Qatar, Russia, Saudi Arabia, South Africa, Turkey and United Arab Emirates). With 264 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country excluding Asia. The Index is representative of a broader equity market and range of securities than is found in the Fund’s portfolio. Individuals cannot invest directly in the Index; however, an individual can invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

The Fund’s investment objectives, strategies, risks, charges and expenses must be considered carefully before investing. The prospectus contains this and other important information about the Fund and may be obtained by calling the same number as above. Please read it carefully before investing.

Investment Results (unaudited) (continued)

Comparison of the Growth of a $10,000 Investment in the
Herzfeld Caribbean Basin Fund, Inc., the S&P 500® Index
and the MSCI Emerging Markets ex Asia Index (Unaudited)

The chart above assumes an initial investment of $10,000 made on June 30, 2011 and held through June 30, 2021. The S&P 500® Index and the MSCI Emerging Markets ex Asia Index are widely recognized unmanaged indexes of equity securities and each is representative of a broader equity market and range of securities than is found in the Fund’s portfolio. Individuals cannot invest directly in an Index; however, an individual can invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

Current performance may be lower or higher than the performance data quoted. For more information on the Fund, and to obtain performance data current to the most recent month end or to request a prospectus, please call 800-TJH-FUND (800-854-3866). You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of the Fund before investing. The Fund’s prospectus contains this and other information about the Fund, and should be read carefully before investing.

Schedule of Investments as of June 30, 2021

Shares or
Principal
Amount	Description	Fair Value
Common Stocks — 99.92% of net assets

Aerospace and Defense — 2.31%
76,418	Aersale Corp.*	$952,168

Airlines — 3.99%
4,491	Bristow Group, Inc.*	115,015
20,250	Copa Holdings, S.A.*	1,525,433

Banking and finance — 18.62%
23,280	Bancolombia, S.A.	670,464
56,289	Banco Latinoamericano de Comercio Exterior, S.A.	865,162
16,956	Evertec, Inc.	740,129
235,211	First BanCorp. (Puerto Rico)	2,803,715
34,414	Popular, Inc.	2,582,771
3,844	W Holding Company, Inc.*[1]	—

Communications — 1.78%
10,698	América Móvil, S.A.B. de C.V. Series L ADR	160,470
209,144	América Móvil, S.A.B. de C.V.	157,371
479,175	Fuego Enterprises, Inc.*	51,320
207,034	Grupo Radio Centro S.A.B. de C.V.*	37,284
13,504	Grupo Televisa, S.A.B. ADR	192,837
32,272	Spanish Broadcasting System, Inc.*	102,948
33,226	Telesites S.A.B. Series B-1*	30,785

Conglomerates and holding companies — 0.00%
250,000	Admiralty Holding Company*[1]	—

Construction and related — 32.06%
220,645	Cemex, S.A.B. de C.V. ADR*	1,853,418
20	Ceramica Carabobo Class A ADR*[1]	—
4,500	Martin Marietta Materials	1,583,145
66,874	MasTec, Inc.*	7,095,331
77,117	PGT Innovations, Inc.*	1,791,428
5,000	Vulcan Materials	870,350

See accompanying notes to the financial statements.

Schedule of Investments as of June 30, 2021

Shares or
Principal
Amount	Description	Fair Value
Food, beverages and tobacco — 6.62%
503,164	Becle, S.A.B. de C.V.	$1,329,668
18,900	Fomento Económico Mexicano, S.A.B. de C.V. Series UBD	159,858
14,610	Fomento Económico Mexicano, S.A.B. de C.V. ADR	1,234,691

Housing — 3.02%
12,500	Lennar Corporation	1,241,875

Investment companies — 0.00%
70,000	Waterloo Investment Holdings Ltd.*[1]	—

Leisure — 11.34%
17,559	Carnival Corporation*	462,855
6,745	Marriott Vacations Worldwide Corporation*	1,074,479
49,717	Norwegian Cruise Line Holdings Ltd.*	1,462,177
19,570	Royal Caribbean Cruises Ltd.*	1,668,930

Mining — 0.04%
3,872	Grupo México, S.A.B. de C.V. Series B	18,250

Real Estate — 2.63%
49,698	Retail Value, Inc.	1,080,932

Retail — 1.92%
1,270	Grupo Elektra, S.A.B. de C.V. Series CPO	102,798
210,222	Wal-Mart de México, S.A.B. de C.V. Series V	686,616

Transportation Infrastructure — 2.97%
6,600	Grupo Aeroportuario ADR*	1,220,340

Trucking and marine freight — 1.29%
137	Seaboard Corporation	530,016

See accompanying notes to the financial statements.

Schedule of Investments as of June 30, 2021

Shares or
Principal
Amount	Description	Fair Value
Utilities — 10.33%
23,200	Caribbean Utilities Ltd. Class A	$333,384
58,877	Consolidated Water Company Ltd.	690,627
700	Cuban Electric Company*[1]	—
26,976	NextEra Energy, Inc.	1,976,801
32,943	New Fortress Energy, Inc., Class A	1,247,881

Other — 1.00%
25,000	Geltech Solutions, Inc.*	513
55,921	Margo Caribe, Inc.*	411,019
79	Siderurgica Venezolana Sivensa, S.A. Series B*[1]	—

Total common stocks (cost $25,922,248)		41,115,254

Bonds — 0.00% of net assets
$165,000	Republic of Cuba — 4.5%, 1977 - in default*[1]	—

Total bonds (cost $63,038)		—

Total investments (cost $25,985,286) — 99.92% of net assets		41,115,254

Other assets in excess of liabilities — 0.08% of net assets		32,087

Net assets — 100%		$41,147,341

[1]	Securities have been fair valued in good faith using fair value methodology approved by the Board of Directors. Fair valued securities comprised 0.00% of net assets.

*	Non-income producing

See accompanying notes to the financial statements.

Schedule of Investments as of June 30, 2021

The investments are concentrated in the following geographic regions (as percentages of net assets)(unaudited):

United States of America	60.25%
Mexico	17.46%
Puerto Rico	13.09%
Panama	5.81%
Other, individually under 5%**	3.39%
100.00%

**	Amount includes other assets in excess of liabilities of 0.08%

See accompanying notes to the financial statements.

Statement of Assets and Liabilities as of June 30, 2021

ASSETS
Investments in securities, at fair value (cost $25,985,286) (Notes 2 and 3)		$41,115,254
Dividends receivable		21,530
Receivable for investments sold		76,486
Deferred offering costs (shelf) (Note 7)		43,608
Other assets		47,617

TOTAL ASSETS		41,304,495

LIABILITIES

Due to custodian	$48,412
Accrued investment advisor fee (Note 4)	47,339
Accrued Administrator fees	5,417
Accrued professional fees	40,500
Accrued other expenses	15,486

TOTAL LIABILITIES		157,154

NET ASSETS (Equivalent to $7.06 per share based on 5,826,982 shares outstanding)		$41,147,341

Net assets consist of the following:
Common stock, $.001 par value; 100,000,000 shares authorized; 5,826,982 shares issued and outstanding
Paid-in capital		27,590,020
Accumulated earnings		13,557,321

NET ASSETS		$41,147,341

See accompanying notes to the financial statements.

Statement of Operations
For the Year Ended June 30, 2021

INVESTMENT INCOME

Dividends (net of foreign withholding tax of $17,006)		$373,416
Interest income		123
Total investment income		373,539

EXPENSES

Investment advisor fees (Note 4)	$533,584
Professional fees	165,253
Director fees	126,799
Compliance and operational support services fees (Note 4)	64,551
Audit	41,000
Administration fees (Note 4)	65,000
Transfer agent fees	31,600
Printing and postage	17,618
Custodian fees	25,357
Listing fees	31,443
Shelf offering costs	22,558
Other	74,227
Total expenses		1,198,990
Fees voluntarily waived by investment advisor		(36,798)
Net operating expenses		1,162,192

NET INVESTMENT LOSS		(788,653)

NET REALIZED AND CHANGE IN UNREALIZED GAIN ON INVESTMENTS
Net realized gain on investments and foreign currency	1,030,179
Change in unrealized appreciation/depreciation on investments and foreign currency	17,507,901

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FOREIGN CURRENCY		18,538,080

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS		$17,749,427

See accompanying notes to the financial statements.

Statements of Changes in Net Assets

	For the	For the
	Year Ended	Year Ended
	June 30,	June 30,
	2021	2020
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS
Net investment loss	$(788,653)	$(616,227)
Net realized gain/(loss) on investments and foreign currency	1,030,179	(1,939,225)
Change in unrealized appreciation/depreciation on investments and foreign currency	17,507,901	(8,600,626)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	17,749,427	(11,156,078)

DISTRIBUTIONS TO STOCKHOLDERS
From earnings	—	(659,974)
Return of capital	(3,713,781)	(5,529,654)

TOTAL DISTRIBUTIONS	(3,713,781)	(6,189,628)

COMMON STOCK TRANSACTIONS
Payments for 306,683 and 0 shares repurchased, respectively	(2,084,142)	—
NET DECREASE IN NET ASSETS FROM COMMON STOCK TRANSACTIONS	(2,084,142)	—

TOTAL INCREASE (DECREASE) IN NET ASSETS	11,951,504	(17,345,706)

NET ASSETS

Beginning of period	29,195,837	46,541,543

End of period	$41,147,341	$29,195,837

See accompanying notes to the financial statements.

Financial Highlights

	Year Ended June 30,
	2021		2020	2019	2018		2017
Selected Per Share Data:
Net asset value, beginning of period	$4.76		$7.59	$8.00	$8.32		$6.47

Operations:
Net investment loss[1]	(0.13)		(0.10)	(0.08)	(0.11)		(0.14)
Net realized and unrealized gain (loss) on investment	3.04		(1.72)	(0.02)	(0.09)		2.12
Total from investment operations	2.91		(1.82)	(0.10)	(0.20)		1.98

Less distributions to shareholders from:
Net realized gains	—		(0.11)	(0.31)	(0.12)		(0.13)
Return of capital	(0.62)		(0.90)	—	—		—
Total distributions	(0.62)		(1.01)	(0.31)	(0.12)		(0.13)

Anti-dilutive effect due to common stock repurchases	0.01		—	—	—		—

Net asset value, end of period	$7.06		$4.76	$7.59	$8.00		$8.32
Per share market value, end of period	$6.27		$3.70	$6.36	$6.60		$7.20

Total Investment return based on market value per share[2]	91.31%		(27.37)%	2.16%	(6.82)%		20.17%

Ratios and Supplemental Data:
Net assets, end of period (000 omitted)	$41,147		$29,196	$46,542	$49,048		$51,047
Ratio of expenses to average net assets after waiver	3.15	% [3]	3.10%	2.79%	2.72	% [4]	3.36	% [5]
Ratio of expenses to average net assets before waiver	3.25	% [3]	3.20%	2.79%	2.72	% [4]	3.36	% [5]
Ratio of net investment loss to average net assets after waiver	(2.14	)% [3]	(1.51)%	(1.06)%	(1.29	)% [4]	(1.86	)% [5]
Portfolio turnover rate	12%		8%	6%	19%		16%

[1]	Computed by dividing the respective year’s amounts from the Statement of Operations by the average outstanding shares for each year presented.

[2]	Total investment return is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the current market price on the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at actual prices pursuant to the Fund’s Dividend Reinvestment Plan.

[3]	This figure includes expenses incurred as a result of the expiration of the Fund’s shelf registration. The overall impact on the Fund’s ratios is an increase of 0.06% (Note 7).

[4]	This figure includes expenses incurred as a result of the expiration of the Fund’s shelf registration. The overall impact on the Fund’s ratios is an increase of 0.22% (Note 7).

[5]	This figure includes expenses incurred as a result of the expiration of the Fund’s ATM offering. The overall impact on the Fund’s ratios is an increase of 0.63% (Note 7).

See accompanying notes to the financial statements.

Notes to Financial Statements

NOTE 1. ORGANIZATION AND RELATED MATTERS

The Herzfeld Caribbean Basin Fund, Inc. (the “Fund”) is a non-diversified, closed-end management investment company incorporated under the laws of the State of Maryland on March 10, 1992, and registered under the Investment Company Act of 1940, as amended, and follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services - Investment Companies”. The Fund commenced investing activities in January 1994. The Fund is listed on the NASDAQ Capital Market and trades under the symbol “CUBA.”

The Fund’s investment objective is to obtain long-term capital appreciation. The Fund pursues its objective by investing primarily in equity and equity-linked securities of public and private companies, including U.S.-based companies, (i) whose securities are traded principally on a stock exchange in a Caribbean Basin Country or (ii) that have at least 50% of the value of their assets in a Caribbean Basin Country or (iii) that derive at least 50% of their total revenue from operations in a Caribbean Basin Country (collectively, “Caribbean Basin Companies”). Under normal conditions, the Fund invests at least 80% of its total assets in equity and equity-linked securities of Caribbean Basin Countries. This 80% policy may be changed without stockholder approval upon sixty days written notice to stockholders. The Fund’s investment objective is fundamental and may not be changed without the approval of a majority of the Fund’s outstanding voting securities.

Under the Fund’s organizational documents, its Officers and Directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve any future potential claims that may be made against the Fund. However, based on experience, management expects the risk of loss to be remote.

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Security Valuation

In accordance with accounting principles generally accepted in the United States of America (“GAAP”), fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e., the “exit price”) in an orderly transaction between market participants at the measurement date.

In determining fair value, the Fund uses various valuation approaches. In accordance with GAAP, a fair value hierarchy for inputs is used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that observable inputs be used when available.

Observable inputs are those that market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s assumptions about the inputs market participants would use in pricing the asset or liability developed based on the best information

Notes to Financial Statements (continued)

available in the circumstances. The fair value hierarchy is categorized into three levels based on the inputs as follows:

Level 1:	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2:	Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an active market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3:	Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

The availability of valuation techniques and observable inputs can vary from security to security and is affected by a wide variety of factors including, the type of security, whether the security is new and not yet established in the marketplace, and other characteristics particular to the transaction. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Those estimated values do not necessarily represent the amounts that may be ultimately realized due to the occurrence of future circumstances that cannot be reasonably determined. Because of the inherent uncertainty of valuation, those estimated values may be materially higher or lower than the values that would have been used had a ready market for the securities existed. Accordingly, the degree of judgment exercised by the Fund in determining fair value is greatest for securities categorized in Level 3. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement in its entirety falls, is determined based on the lowest level input that is significant to the fair value measurement.

Fair value is a market-based measure considered from the perspective of a market participant rather than an entity-specific measure. Therefore, even when market assumptions are not readily available, the Fund’s own assumptions are set to reflect those that market participants would use in pricing the asset or liability at the measurement date. The Fund uses prices and inputs that are current as of the measurement date, including periods of market dislocation. In periods of market dislocation, the observability of prices and inputs may be reduced for many securities. This condition could cause a security to be reclassified to a lower level within the fair value hierarchy.

Investments in securities traded on a national securities exchange (or reported on the NASDAQ National Market or Capital Market) are stated at the last reported sales price on the day of valuation (or at the NASDAQ official closing price); other securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are stated at the last quoted bid price. Restricted securities and other securities for which quotations are not readily available are valued at fair value as determined, in good faith, by the Board of Directors.

Notes to Financial Statements (continued)

The following table summarizes the classification of the Fund’s investments by the above fair value hierarchy levels as of June 30, 2021:

	Level 1	Level 2	Level 3	Total
Assets (at fair value)
Common Stocks
USA	$24,407,991	$384,704	$—	$24,792,695
Mexico	7,184,387	—	—	7,184,387
Puerto Rico	4,975,467	411,019	—	5,386,486
Panama	2,390,595	—	—	2,390,595
Cayman	690,627	—	—	690,627
Colombia	670,464	—	—	670,464
Bonds
Cuba	—	—	—	—
Total Investments in securities	$40,319,531	$795,723	$—	$41,115,254

The fair valued securities (Level 3) held in the Fund consisted of Cuban Electric Company, Ceramica Carabobo, Siderurgica Venezolana Sivensa S.A., Admiralty Holding Company, Waterloo Investment Holding, W Holding Company and Republic of Cuba 4.5% bond. There was no change in value since June 30, 2020, therefore no Level 3 reconciliation table is needed.

Under procedures approved by the Board of Directors, the Advisor provides administration and oversight of the Fund’s valuation policies and procedures, which are reviewed at least annually by the Directors. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available. Under these procedures, the Advisor convenes on a regular and ad hoc basis to review such securities and considers a number of factors, including valuation methodologies and significant unobservable valuation inputs, when recommending a fair value. The Advisor may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discount may be applied due to the nature or duration of any restrictions on the disposition of investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The Advisor employs various methods for calibrating these valuation approaches including a regular view of valuation methodologies, key inputs and assumptions, transactional back-testing or disposition analysis and reviews of any related market activity.

Notes to Financial Statements (continued)

Income Recognition

Security transactions are recorded on the trade date. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recognized on the ex-dividend date or in the case of certain foreign securities, as soon as the Fund is notified, and interest income is recognized on an accrual basis. Discounts and premiums on debt securities purchased are amortized over the life of the respective securities. It is the Fund’s practice to include the portion of realized and unrealized gains and losses on investments denominated in foreign currencies as components of realized and unrealized gains and losses on investments and foreign currency. Withholding on foreign taxes have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Foreign Currency

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts and investments denominated in a foreign currency, if any, are translated into U.S. dollar amounts at current exchange rates on the valuation date. Purchases and sales of investments denominated in foreign currencies are translated into U.S. dollar amounts at the exchange rate on the respective dates of such transactions.

Deposits with Financial Institutions

The Fund may, during the course of its operations, maintain account balances with financial institutions in excess of federally insured limits.

Counterparty Brokers

In the normal course of business, substantially all of the Fund’s money balances and security positions are custodied with the Fund’s custodian, Fifth Third Bank N.A. The Fund also transacts with other brokers. The Fund is subject to credit risk to the extent any broker with which it conducts business is unable to fulfill contractual obligations on its behalf. The Fund’s management monitors the financial condition of such brokers and does not anticipate any losses from these counterparties.

Use of Estimates in the Preparation of Financial Statements

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Income Taxes

The Fund’s policy is to continue to comply with the provisions of the Internal Revenue Code of 1986, as amended, that are applicable to regulated investment companies and to distribute substantially all of its taxable income to its stockholders. Under these provisions,

Notes to Financial Statements (continued)

the Fund is not subject to federal income tax on its taxable income and no federal income or excise tax provision is required.

The Fund has adopted a June 30 year-end for federal income tax purposes.

Distributions to Stockholders

Under a managed distribution plan, for the year ended June 30, 2021, the Fund paid distributions to stockholders payable in quarterly installments at an annual rate set at 15% of the Fund’s March 31, 2020 NAV. The quarterly distributions may be sourced from income, paid-in capital, and/or capital gains, if any. To the extent that sufficient investment income is not available on a quarterly basis, the Fund may distribute paid-in capital and/or capital gains, if any, in order to maintain its managed distribution level.

Distributions to stockholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from GAAP. For the year ended June 30, 2021, a distribution from return of capital of $0.15525 per share was declared on September 18, 2020, December 18, 2020, March 18, 2021, and June 21, 2021 respectively.

Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for financial statement and federal income tax purposes, the year in which the amounts are distributed may differ from the year in which the income and realized gains and losses are recorded by the Fund.

NOTE 3. RESTRICTED SECURITIES OWNED

Investments in securities include $165,000 principal, 4.5%, 1977 Republic of Cuba bonds, $140,000 purchased for $52,850 on February 15, 1995 and $25,000 purchased for $10,188 on April 27, 1995, that are currently segregated and restricted from transfer. The bonds were listed on the New York Stock Exchange (“NYSE”) and had been trading in default since 1960. A “regulatory halt” on trading was imposed by the NYSE in July 1995 and trading in the bonds was suspended as of December 28, 2006. The NYSE has stated that following the suspension of trading, application will be made to the Securities and Exchange Commission to delist the issue. As of June 30, 2021, the position was valued at $0 under procedures approved by the Board of Directors.

Investments in securities also include 700 shares of Cuban Electric Company, 482 shares purchased for $4,005 on September 30, 2005 and 218 shares purchased for $1,812 on September 30, 2005, which are currently segregated and restricted from transfer. As of June 30, 2021, the position, was valued at $0 under procedures approved by the Board of Directors.

Notes to Financial Statements (continued)

NOTE 4. TRANSACTIONS WITH AFFILIATES AND OTHER SERVICE PROVIDERS

Transactions with Affiliates

HERZFELD / CUBA (the “Advisor”), a division of Thomas J. Herzfeld Advisors, Inc., is the Fund’s investment advisor and charges a monthly fee at the annual rate of 1.45% of the Fund’s average daily net assets. Total fees for the year ended June 30, 2021 amounted to $533,584, before the waiver described below. Mr. Thomas J. Herzfeld is the owner of the Advisor.

The Advisor has agreed to voluntarily waive its management fee by ten basis points in support of the Fund’s initiative to attempt to reduce the stock price discount to NAV. For the year ended June 30, 2021, the Advisor waived fees in the amount of $36,798. As of June 30, 2021 the Fund owed the Advisor $47,339.

TMorgan Advisers, LLC (“TMA”) and Duff & Phelps, LLC (“D&P”) have been engaged by the Advisor to provide, among other things, certain compliance and operational support services with respect to the Fund, including the services of Mr. Thomas K. Morgan as the Fund’s chief compliance officer. A portion of the fees paid to TMA and D&P are allocated to the Fund for payment based on the estimated percentage of time spent by the personnel of TMA and D&P on the services provided to the Fund. The Fund may pay the amount of the fee allocated to it for compliance and support services directly to TMA and D&P or reimburse the Advisor for the Fund’s portion of such fees paid by the Advisor to TMA and D&P. For the year ended June 30, 2021, the total compliance and operational support services fees paid or payable by the Fund amounted to $64,551. The Fund’s engagement with D&P terminated on December 14, 2020.

Other Service Providers

Under a Master Services Agreement between Ultimus Fund Solutions, LLC (“Ultimus”) and the Fund, Ultimus is responsible for fund administration, including generally managing the administrative affairs of the Fund, and supervising the preparation of reports to stockholders, reports to and filings with the SEC and materials for meetings of the Board. Ultimus is also responsible for fund accounting, including calculating the net asset value per share and maintaining the financial books and records of the Fund. Ultimus also serves as the transfer agent and provides shareholder services to the Fund. The Master Services Agreement permits Ultimus to subcontract for the provision of services it has contracted for under the Master Services Agreement, and Utimus has subcontacted transfer agency services to American Stock Transfer & Trust Company, LLC. Ultimus is entitled to receive a fee in accordance with the agreement and was paid $65,000 for the year ended June 30, 2021.

The Fund has entered into an agreement with Fifth Third Bank N.A. to serve as the custodian for the Fund’s assets.

Notes to Financial Statements (continued)

NOTE 5. INVESTMENT TRANSACTIONS

During the year ended June 30, 2021, purchases and sales of investment securities were $4,203,390 and $10,529,088, respectively.

NOTE 6. INCOME TAX INFORMATION

The cost basis of securities owned for financial statement purposes is lower than the cost basis for income tax purposes by $167,453 due to wash sale adjustments and book-to-tax adjustments to partnership investment. As of June 30, 2021 gross unrealized gains were $16,957,422 and gross unrealized losses were $(1,994,907) for income tax purposes.

Permanent differences accounted for during the year ended June 30, 2021 result from differences between book and tax accounting for the characterization of foreign currency losses, partnership adjustments, and the reclassification of the Fund’s net investment loss for tax purposes. Such amounts have been reclassified as follows:

	Total
	Distributable	Additional Paid
	Earnings	in Capital
Year ended June 30, 2021	$619,216	$(619,216)

At June 30, 2021, the Fund had $203,259 short-term and $705,958 long-term capital loss carryover. To the extent that the Fund may realize future net capital gains, those gains will be offset by any of its unused capital loss carry forward. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitation.

As of June 30, 2021, the Fund had no post-October losses which are deferred until fiscal year 2022 for tax purposes. Capital losses incurred after October 31 (“post-October losses”) within that taxable year are deemed to arise on the first day of the Fund’s next taxable year.

As of June 30, 2021, the Fund had $495,977 of qualified late-year ordinary losses, which are deferred until fiscal year 2022 for tax purposes. Net late-year losses incurred after December 31 within the taxable year are deemed to arise on the first day of the Fund’s next taxable year.

In accordance with GAAP, the Fund is required to determine whether a tax position is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The Fund files an income tax return in the U.S. federal jurisdiction and may file income tax returns in various U.S. states and foreign jurisdictions. Generally the Fund is no longer subject to income tax examinations by major taxing authorities for years before June 30, 2018. The tax benefit recognized is measured as the largest amount of benefit that has a greater than fifty percent likelihood of being realized upon ultimate settlement.

Notes to Financial Statements (continued)

De-recognition of a tax benefit previously recognized results in the Fund recording a tax liability that reduces ending net assets.

The Fund’s policy would be to recognize accrued interest expense to unrecognized tax benefits in interest expense and penalties in operating expenses. There were none for the year ended June 30, 2021.

The tax character of distributions paid to stockholders during the years ended June 30, 2021 and June 30, 2020 were as follows: long-term capital gains of $0 and $659,974, respectively. the Fund had return of capital of $3,713,781 and $5,529,654, respectively.

NOTE 7. CAPITAL SHARE TRANSACTIONS

2021 Tender Offer

The Fund’s Board of Directors determined to commence an offer to purchase up to 5%, or 306,683 Shares of the Fund’s issued and outstanding Common Stock. The offer was a cash offer at a price equal to 97.5% of the Fund’s net asset value per share (“NAV”) as of the close of ordinary trading on the NASDAQ Capital Market on March 4, 2021. As a result of Tender Offer 306,683 shares were purchased.

2021 Shelf Registration

The Fund has incurred approximately $43,608 of offering costs in association with a shelf registration, which is recorded as deferred offering costs and will be amortized over the life of the shelf registration if and when new shares are issued. These costs are categorized as deferred offering costs (shelf) on the Statement of Assets and Liabilities. As of June 30, 2021, $0 has been amortized.

2018 Shelf Registration

The Fund incurred approximately $22,558 of offering costs in association with a shelf registration, which was recorded as deferred offering costs and was amortized over the life of the shelf registration as new shares were issued. At the expiration of the offering, $22,558 of offering costs had been amortized.

2015 ATM Offering and Shelf Registration

In connection with its At-The-Market (“ATM”) offering, as of the expiration of the offering, the Fund had issued a total of 524,400 shares of common stock. The net asset value of the Fund’s common shares was increased by approximately $0.07 per share as a result of the share issuance.

The Fund incurred approximately $410,585 of offering costs in association with the offering, which was recorded as a deferred offering cost and amortized over the life of the offering as new shares were issued. At the expiration of the offering, $122,223 of offering costs had been amortized. Upon expiration of the offering, the remaining $288,362 of offering costs was expensed to legal expense (professional fees), audit expense (professional fees), printing and postage, and other expenses.

Notes to Financial Statements (continued)

Additionally, the Fund incurred approximately $120,115 of offering costs in association with a shelf registration, which was recorded as a deferred offering cost and amortized over the life of the shelf registration as new shares were issued. At the expiration of the shelf registration $4,719 of offering costs had been amortized. Upon expiration of the shelf registration, the remaining $115,396 of offering costs were expensed to legal expense (professional fees), audit expense (professional fees), printing and postage and registration expense.

NOTE 8. INVESTMENT RISKS

Foreign Securities Risk

Securities traded in foreign markets have often (though not always) performed differently from securities traded in the United States. However, such investments often involve special risks not present in U.S. investments that can increase the chances that the Fund will lose money. In particular, the Fund is subject to the risk that because there may be fewer investors on foreign exchanges and a smaller number of securities traded each day, it may be more difficult for the Fund to buy and sell securities on those exchanges. In addition, prices of foreign securities may go up and down more than prices of securities traded in the United States.

Foreign Economy Risk

The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position. Certain foreign economies may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, changes in international trading patterns, trade barriers and other protectionist or retaliatory measures. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets or the imposition of punitive taxes. In addition, the governments of certain countries may prohibit or impose substantial restrictions on foreign investments in their capital markets or in certain industries. Any of these actions could severely affect securities prices or impair the Fund’s ability to purchase or sell foreign securities or transfer the Fund’s assets or income back into the United States, or otherwise adversely affect the Fund’s operations.

Other potential foreign market risks include foreign exchange controls, difficulties in pricing securities, defaults on foreign government securities, difficulties in enforcing legal judgments in foreign courts and political and social instability. Legal remedies available to investors in certain foreign countries may be less extensive than those available to investors in the United States.

Currency Risk

Securities and other instruments in which the Fund invests may be denominated or quoted in currencies other than the U.S. Dollar. Changes in foreign currency exchange rates may affect the value of the Fund’s portfolio. Because the Fund’s assets are primarily invested in

Notes to Financial Statements (continued)

securities of Caribbean Basin Companies, and because some portion of revenues and income may be received in foreign currencies while Fund distributions will be made in dollars, the dollar equivalent of the Fund’s net assets and distributions would be adversely affected by reductions in the value of the foreign currencies relative to the dollar. For this reason, changes in foreign currency exchange rates can affect the value of the Fund’s portfolio. Generally, when the U.S. Dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. Dollars. Conversely, when the U.S. Dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more U.S. Dollars. This risk, generally known as “currency risk,” means that a strong U.S. Dollar may reduce returns for U.S. investors while a weak U.S. Dollar may increase those returns. The Fund is managed with the assumption that most of its stockholders hold their assets in U.S. Dollars. As a result, and because distributions are made in U.S. Dollars, other non-U.S. investors will be adversely affected by reductions in the value of the U.S. Dollar relative to their home currency.

Geographic Concentration Risk

The Fund may invest from time to time a substantial amount of assets in issuers located in a single country or a limited number of countries. If the Fund concentrates its investments in this manner, it assumes the risk that economic, political and social conditions in those countries will have a significant impact on its investment performance. The Fund’s investment performance may also be more volatile if it concentrates its investments in certain countries, especially emerging market countries.

Managed Distribution Risk

Under the managed distribution plan, the Fund makes quarterly distributions to stockholders at a rate set once a year that is a percentage of the Fund’s NAV at its most recent fiscal year-end, that may be sourced from income, paid-in capital, and/or capital gains, if any. To the extent that sufficient investment income is not available on a quarterly basis, the Fund may distribute paid-in capital and/or capital gains, if any, in order to maintain its managed distribution level. No conclusions should be drawn about the Fund’s investment performance from the amount of the Fund’s distributions or from the terms of the managed distribution plan. A return of capital occurs when some or all of the money that stockholders invested in the Fund is paid back to them. A return of capital does not reflect the Fund’s investment performance and should not be confused with “yield” or “income.” Any such returns of capital will decrease the Fund’s total assets and, therefore, could have the effect of increasing the Fund’s expense ratio. In addition, in order to make such distributions, the Fund may have to sell a portion of its investment portfolio at a less than opportune time. There is a risk that amendment or termination of the managed distribution plan could have an adverse effect on the market price of the Fund’s shares.

Pandemic Risk

In March 2020, the World Health Organization declared the novel strain of coronavirus (COVID-19) a global pandemic and recommended containment and mitigation measures worldwide. The impact upon the Fund of the COVID-19 pandemic has been significant

Notes to Financial Statements (continued)

and remains an ongoing risk to the Fund’s financial position, results of operations and cash flows.

NOTE 9. SUBSEQUENT EVENTS

Management has evaluated the impact of subsequent events on the Fund, through the date the financial statements were issued, and has determined that there were no subsequent events that required disclosure in the financial statements.

Report of Independent Registered Public Accounting Firm

To the Shareholders and

The Board of Directors of

The Herzfeld Caribbean Basin Fund, Inc.

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of The Herzfeld Caribbean Basin Fund, Inc. (the “Fund”), including the schedule of investments, as of June 30, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of June 30, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the Fund’s auditor since 2016.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of June 30, 2021 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

August 20, 2021

Directors and Officers of the Fund (unaudited)

Name		Term of Office and
Address	Position(s)	Length of Time
and Age	Held with Fund	Served

Interested Directors

Thomas J. Herzfeld* 119 Washington Avenue, Suite 504 Miami Beach, FL 33139 Age: 76	Chairman, Director, Class III, and Portfolio Manager	three years; 1993 to present

Independent Directors

John A. Gelety c/o The Herzfeld Caribbean Basin Fund, Inc. 119 Washington Avenue, Suite 504 Miami Beach, FL 33139 Age: 53	Director, Class II	three years; 2011 to present

Cecilia L. Gondor c/o The Herzfeld Caribbean Basin Fund, Inc. 119 Washington Avenue, Suite 504 Miami Beach, FL 33139 Age: 59	Director, Class I	three years; 2014 to present

Ann S. Lieff c/o The Herzfeld Caribbean Basin Fund, Inc. 119 Washington Avenue, Suite 504 Miami Beach, FL 33139 Age: 69	Director, Class II	three years; 1998 to present

Kay W. Tatum, Ph.D., CPA c/o The Herzfeld Caribbean Basin Fund, Inc. 119 Washington Avenue, Suite 504 Miami Beach, FL 33139 Age: 69	Director, Class I	three years; 2007 to present

*	Mr. Thomas J. Herzfeld is an “interested person” of the Fund, (as defined in the 1940 Act) because he is a Director, control person, and employee of the Fund’s Advisor.

	Number of
	Portfolios In	Other
Principal Occupation(s)	Complex Overseen	Directorships
During Past 5 Years	By Director	Held by Director

Thomas J. Herzfeld Advisors, Inc., serving as Chairman, 1984-present; Portfolio Manager, 1984-present; and President, 1984- 2016.	2	The Cuba Fund, Inc. (in registration)

Attorney and shareholder at Greenspoon Marder, LLP, corporate practice group, 2016-present; John A. Gelety, PA, a transactional law firm, 2005-2016.	1	None

Managing Member of L&M Management, a real estate management business, 2014- present; and Executive Vice President of Thomas J. Herzfeld Advisors, Inc., 1984-2014.	1	None

President of the Lieff Company, a management consulting firm that offers ongoing advisory services as a corporate director, 1998-present; former CEO Spec’s Music 1980- 1998, a retailer of recorded music.	1	None

Associate Professor of Accounting, University of Miami Herbert Business School, 1992-present; Chair, Department of Accounting, 2004-2008; Assistant Professor of Accounting, University of Miami, 1986-1992.	1	None

Additional information about the Directors is included in the Fund’s Prospectus.

Directors and Officers of the Fund (unaudited) (continued)

Name		Term of Office and
Address	Position(s)	Length of Time
and Age	Held with Fund	Served

Officers

Erik M. Herzfeld 119 Washington Avenue, Suite 504 Miami Beach, FL 33139 Age: 47	Portfolio Manager and President	2008 to present 2016 to present

Thomas K. Morgan 119 Washington Avenue, Suite 504 Miami Beach, FL 33139 Age: 62	CCO, Assistant Secretary	2018 to present

Zachary P. Richmond 225 Pictoria Drive, Suite 450 Cincinnati, OH 45246 Age: 41	Treasurer	2020 to present

Alice Tham 119 Washington Avenue, Suite 504 Miami Beach, FL 33139 Age: 31	Secretary	2019 to present

Ryan M. Paylor 119 Washington Avenue, Suite 504 Miami Beach, FL 33139 Age: 40	Portfolio Manager	2019 to present

Other
Principal Occupation(s)	Directorships
During Past 5 Years	Held by Officer

Thomas J. Herzfeld Advisors, Inc., serving as President, 2016-present; Portfolio Manager, 2007-present; and, Managing Director, 2007-2015; Vice President JPMorgan Chase 2000- 2007, foreign exchange option trading.	Strategic Incubation Partners, Inc.

Thomas J. Herzfeld Advisors, Inc., serving as Chief Compliance Officer, 2018-present; TMorgan Advisers Limited Liability Company, compliance consulting and outsourced chief compliance officer services.	N/A

Vice President, Financial Administration for Ultimus Fund Solutions, LLC since February 2019; Assistant Vice President of Financial Administration for Ultimus Fund Solutions, LLC December 2015-February 2019.	N/A

Thomas J. Herzfeld Advisors, Inc., serving as Operations Manager, 2012 to present	N/A

Thomas J. Herzfeld Advisors, Inc., serving as Portfolio Manager for the Advisor’s separately managed accounts since 2012 to present	N/A

Quarterly Portfolio Reports (unaudited)

The Fund files quarterly schedules of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its report on Form N-PORT. The Fund’s Form N-PORT reports are available on the SEC’s EDGAR database at www.sec.gov.

Proxy Voting Policies and Procedures (unaudited)

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve month period ended June 30, and a description of the Fund’s policies and procedures used to determine how to vote proxies relating to its portfolio securities is available without charge, upon request, by calling the Fund at 800-TJH-FUND (800-854-3866), or by accessing the SEC’s website at www.sec.gov.

Shareholder Information (unaudited)

The following information in this annual report is a summary of certain information about the Fund and changes that occurred since the effective date of its registration statement on Form N-2 on July 1, 2021. (the “prior disclosure date”). This information may not reflect all of the changes that have occurred since you purchased the Fund.

INVESTMENT OBJECTIVE AND POLICIES

There have been no changes in the Fund’s investment objective or principal investment policies since the prior disclosure date.

Investment Objective

The Fund’s investment objective is to obtain long-term capital appreciation. This objective is fundamental and may not be changed without the prior approval of the holders of a majority of the Fund’s outstanding voting securities.

Principal Investment Policies

The Fund pursues its objective by investing primarily in equity and equity-linked securities of public and private companies, including U.S.-based companies, (i) whose securities are traded principally on a stock exchange in a Caribbean Basin country, (ii) that have at least 50% of the value of their assets in a Caribbean Basin Country or (iii) that derive at least 50% of their total revenue from operations in a Caribbean Basin country (collectively referred to herein as “Caribbean Basin Companies”). Current income through receipt of interest or dividends from the Fund’s securities is incidental to the Fund’s efforts to attain its investment objective. The Fund invests in Caribbean Basin Companies that are likely, in the opinion of the Adviser, to benefit from political, legal and economic developments in the Caribbean Basin Countries. Under normal market conditions, the Fund invests at

Shareholder Information (unaudited) (continued)

least 80% of its total assets in equity and equity-linked securities of Caribbean Basin Companies, including U.S.-based companies which engage in substantial trade with, and derive substantial revenue from, operations in the Caribbean Basin Countries. Total assets include the amount of any borrowings for investment purposes. The Fund may invest more than 25% of its total assets in the securities of U.S.-based companies. U.S. law currently prohibits the Fund from investing its assets in securities of companies that benefit from free trade with Cuba (“companies strategically linked to Cuba”). Companies strategically linked to Cuba may include a company that benefits from free trade with Cuba, but does not meet the definition of Caribbean Basin Company set forth above. If permitted to make such investments upon a lifting or easing of the U.S. trade embargo against Cuba or pursuant to regulations promulgated by a department or agency of the U.S. Government, the Fund may invest up to 20% of its assets in equity and equity-linked securities of non-Caribbean Basin Companies strategically linked to Cuba.

Equity securities of public and private companies that may be purchased by the Fund consist of common stock, convertible and non-convertible preferred stock (whether voting or non-voting), debt with equity warrants and unattached warrants. The Fund may also invest in the shares of other registered investment companies, some of which may be Caribbean Basin Companies.

The Fund may invest in securities that lack an established secondary trading market or otherwise are considered illiquid. Liquidity of a security relates to the ability to dispose easily of the security and the price to be obtained upon disposition of the security, which may be less than would be obtained for a comparable more liquid security. Illiquid securities may trade at a discount from comparable, more liquid investments. Investment of the Fund’s assets in illiquid securities may restrict the ability of the Fund to dispose of its investments in a timely fashion and for a fair price as well as its ability to take advantage of market opportunities. The risks associated with illiquidity will be particularly acute where the Fund’s operations require cash, such as when the Fund redeems shares or pays a distribution, and could result in the Fund borrowing to meet short-term cash requirements or incurring capital losses on the sale of illiquid investments.

The Fund may invest in securities that are not registered under the Securities Act (“restricted securities”). Restricted securities may be sold in private placement transactions between issuers and their purchasers and may be neither listed on an exchange nor traded in other established markets. In many cases, privately placed securities may not be freely transferable under the laws of the applicable jurisdiction or due to contractual restrictions on resale. As a result of the absence of a public trading market, privately placed securities may be less liquid and more difficult to value than publicly traded securities. To the extent that privately placed securities may be resold in privately negotiated transactions, the prices realized from the sales, due to illiquidity, could be less than those originally paid by the Fund or less than their fair market value. In addition, issuers whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that may be applicable if their securities were publicly traded. If any privately placed securities held by the Fund are required to be registered under the securities laws of one or more jurisdictions before being resold, the Fund may be

Shareholder Information (unaudited) (continued)

required to bear the expenses of registration. Certain of the Fund’s investments in private placements may consist of direct investments and may include investments in smaller, less seasoned issuers, which may involve greater risks. These issuers may have limited product lines, markets or financial resources, or they may be dependent on a limited management group. In making investments in such securities, the Fund may obtain access to material nonpublic information, which may restrict the Fund’s ability to conduct portfolio transactions in such securities.

Temporary Defensive Positions

The Fund may vary its investment policy for temporary defensive purposes when, in the opinion of the Adviser, such a change is warranted due to changes in the securities markets in which the Fund may invest or other economic or political conditions affecting such markets. For temporary defensive purposes, the Fund may reduce its position in equity and equity-linked securities and invest in U.S. Treasury bills and U.S. Dollar denominated bank time deposits and certificates of deposit rated high quality or better by any nationally recognized statistical rating service or, if unrated, of equivalent investment quality as determined by the Adviser. The banks whose obligations may be purchased by the Fund will include any member of the U.S. Federal Reserve System. The Fund does not seek to achieve its stated investment objective when it has assumed a temporary defensive position.

Special Leverage Considerations

Hedging Transactions

The Fund may employ one or more of the hedging techniques described below, primarily to protect against a decrease in the U.S. Dollar equivalent value of its portfolio securities denominated in foreign currencies or in the payments thereon that may result from an adverse change in foreign currency exchange rates. Conditions in the securities, futures, options and foreign currency markets will continue to determine whether and under what circumstances the Fund will employ any of the techniques or strategies described below. The Fund’s ability to pursue certain of these strategies may be limited by applicable regulations of the Commodity Futures Trading Commission (“CFTC”) and the Federal tax requirements applicable to regulated investment companies.

Pursuant to applicable law and subject to certain restrictions, the Fund may effect hedging transactions on a variety of U.S. and foreign exchanges. The operations of U.S. exchanges are considered to be subject to more stringent regulation and supervision than those of certain non-U.S. exchanges.

If any percentage limitations applicable to the transactions described below are exceeded due to market fluctuations after an initial investment, the Fund may not enter into new transactions of the type to which the exceeded limitation applies until the total of the Fund’s commitments with respect to such transactions falls within the applicable limitation.

Shareholder Information (unaudited) (continued)

Forward Foreign Currency Exchange Contracts

The Adviser believes that in some circumstances the purchase and sale of forward foreign currency exchange contracts (“forward contracts”) may help offset declines in the U.S. Dollar equivalent value of the Fund’s assets denominated in foreign currencies and in the income available for distribution to the Fund’s stockholders that would result from adverse changes in the exchange rate between the U.S. Dollar and such foreign currencies. For example, the U.S. Dollar equivalent value of the principal of and rate of return on, the Fund’s foreign denominated securities will decline if the exchange rate fluctuates between the U.S. Dollar and such foreign currency whereby the U.S. Dollar increases in value. Such a decline could be partially or completely offset by an increase in the value of a foreign currency forward contract. The Fund may purchase forward contracts involving either the currencies in which certain of its portfolio securities are denominated or, in cross-hedging transactions, other currencies, changes in the value of which correlate closely with the changes in the value of the currencies in which its portfolio securities are denominated. The Fund will enter into such cross-hedging transactions (i) only with respect to currencies whose foreign exchange rate changes historically have shown a high degree of correlation to changes in the foreign exchange rate of the currency in which the hedged asset is denominated (a “correlated currency”) and (ii) only when the Adviser believes that the increase in correlation risk is offset by the lower transaction costs and increased liquidity available for financial instruments denominated in the correlated currency.

The Fund may enter into forward contracts or maintain a net exposure on such contracts only if (i) the consummation of the contracts would not obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund’s portfolio securities or other assets denominated in that currency or (ii) the Fund maintains cash, U.S. Government securities or other liquid, high-grade debt securities in a segregated account in an amount not less than the value of the Fund’s total assets committed to the consummation of the contract.

Although the use of forward contracts may protect the Fund against declines in the U.S. Dollar equivalent value of the Fund’s assets, such use may reduce the possible gain from advantageous changes in the value of the U.S. Dollar against particular currencies in which the Fund’s assets are denominated. Moreover, the use of forward contracts will not eliminate fluctuations in the underlying U.S. Dollar equivalent value of the prices of, or rates of return on, the assets held in the Fund’s portfolio.

The use of forward contracts subjects the Fund to certain risks. The matching of the increase in value of a forward contract and the decline in the U.S. Dollar equivalent value of the asset that is the subject of the hedge generally is not precise. The success of any of these techniques depends on the ability of the Adviser to predict correctly movements in foreign currency exchange rates. If the Adviser incorrectly predicts the direction of such movements or if unanticipated changes in foreign currency exchange rates occur, the Fund’s performance may be poorer than if it had not entered into such contracts. The cost to the Fund of engaging in forward contracts varies with such factors as the foreign currency involved, the length of the contract period and the prevailing market conditions, including general market expectations as to the direction of the movement of various

Shareholder Information (unaudited) (continued)

foreign currencies against the U.S. Dollar. Consequently, because the Fund may not always be able to enter into forward contracts at attractive prices, it may be limited in its ability to use such contracts to hedge its assets or for other risk management purposes. In addition, there can be no assurance that historical correlations between the movements of certain foreign currencies relative to the U.S. Dollar will continue.

Options on Foreign Currencies

The Fund may purchase and write put and call options on foreign currencies to protect against a decline in the U.S. Dollar equivalent value of its portfolio securities or payments due thereon or a rise in the U.S. Dollar equivalent cost of securities that it intends to purchase. A foreign currency put option grants the holder the right, but not the obligation, at a future date to sell a specified amount of a foreign currency to its counterparty at a predetermined price. A foreign currency call option grants the holder the right, but not the obligation, to purchase at a future date a specified amount of a foreign currency at a predetermined price.

As in the case of other types of options, the benefit to the Fund from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, if currency exchange rates do not move in the direction or to the extent anticipated, the Fund could sustain losses on transactions in foreign currency options which would require it to forego a portion or all of the benefits of advantageous changes in such rates.

Any options on foreign currencies written by the Fund will be covered. A call option is “covered” if the Fund owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other foreign currency held in its portfolio. A call option is also covered if the Fund has a call on the same foreign currency and in the same principal amount as the call written, so long as the exercise price of the call held (i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price of the call written if the difference is maintained by the Fund in cash, U.S. government securities or other liquid, high-grade debt securities in a segregated account with its custodian. The Fund covers any put option it writes on foreign currencies by holding with its custodian, in a segregated account, cash, U.S. government securities or other liquid, high-grade debt securities in an amount equal to the option price.

The Fund may not purchase or write options on foreign currencies if, as a result, the Fund will have more than 20% of the value of its total assets invested in, or at risk with respect to, such options.

Futures Contracts

The Fund may enter into contracts for the purchase or sale for future delivery (“futures contracts”) of foreign stock or bond indices or other financial indices that the Adviser and the Manager determine are appropriate to hedge the risks associated with changes in interest rates or general fluctuations in the value of the Fund’s portfolio securities.

Shareholder Information (unaudited) (continued)

Pursuant to the regulations of the CFTC, and subject to certain restrictions, the Fund may purchase or sell futures contracts that are traded on U.S. exchanges that have been designated as contract markets by the CFTC. The Fund may also generally purchase or sell futures contracts that are subject to the rules of any foreign board of trade (“foreign futures contracts”). The Fund may not, however, trade a foreign futures contract based on a foreign stock index unless the contract has been approved by the CFTC for trading by U.S. persons.

The Fund is required to make a margin deposit in cash or government securities with a broker or custodian to initiate and maintain positions in futures contracts. Minimal initial margin requirements are established by the futures exchange and brokers may establish margin requirements which are higher than the exchange requirements. After a futures contract position is opened, the value of the contract is marked to market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional “variation” margin is required. Conversely, reduction in the contract value may reduce the required margin resulting in a repayment of excess margin to the Fund. Variation margin payments are made to and from the futures broker for as long as the contract remains open.

Notwithstanding the foregoing, the Fund will generally only purchase or sell futures contracts (including foreign currency exchange contracts), or options thereon, for bona fide hedging purposes, as defined in applicable CFTC regulations. If the Fund purchases or sells such futures contracts (including foreign currency exchange contracts), or options thereon for purposes other than bona fide hedging transactions, in accordance with CFTC regulations, the Fund will in no event purchase or sell futures contracts if immediately thereafter the sum of the amounts of initial margin deposits and premiums on the Fund’s existing futures contracts would exceed 5% of the fair market value of the Fund’s total assets. The Adviser reserves the right to comply with such different standards as may be established by the CFTC with respect to the purchase or sale of futures contracts and foreign futures contracts.

Options on Securities and Options on Indices

The Fund may purchase or sell exchange traded or over-the-counter put and call options on its portfolio securities.

The Fund may write covered put and call options on portfolio securities to generate additional revenue for the Fund and, in certain circumstances, as a partial hedge (to the extent of the premium received less transaction costs) against a decline in the value of portfolio securities and in circumstances in which the Adviser anticipates that the price of the underlying securities will not increase above or fall below (in the case of put options) the exercise price of the option by an amount greater than the premium received (less transaction costs incurred) by the Fund. Although writing put and call options may generate additional revenue for the Fund, such revenue is incidental to the Fund’s efforts to achieve its investment objective. The Fund’s strategy limits potential capital appreciation in the portfolio securities subject to the options.

Shareholder Information (unaudited) (continued)

The Fund may write only covered options. “Covered” means that, so long as the Fund is obligated as the writer of a call option, it will own either the underlying securities or an option to purchase the same underlying securities having an expiration date not earlier than the expiration date of the covered option and an exercise price equal to or less than the exercise price of the covered option, or establish or maintain with its custodian for the term of the option a segregated account consisting of cash, U.S. government securities or other liquid, high-grade debt obligations having a value equal to the fluctuating market value of the option securities. The Fund will continue to cover any put option it writes by maintaining a segregated account with its custodian as described above.

The Fund may not purchase or write options on securities or options on indices if, as a result, the Fund will have more than 5% of the value of its total assets invested in, or at risk with respect to, either such class of options.

The Fund’s successful use of options and futures depends on the ability of the Adviser to predict the direction of the market, and is subject to various additional risks. The investment techniques and skills required to use options and futures successfully are different from those required to select equity and equity-linked securities for investment. The correlation between movements in the price of the option or future and the price of the securities being hedged is imperfect and the risk from imperfect correlation increases, with respect to stock index futures and options, as the composition of the Fund’s portfolio diverges from the composition of the index underlying such index futures and options. In addition, the ability of the Fund to close out a futures or options position depends on a liquid secondary market. There is no assurance that liquid secondary markets will exist for any particular option or futures contract at any particular time. The securities the Fund is required to maintain in segregated accounts in connection with its hedging transactions are not available for investment in accordance with the Fund’s investment objective of long-term capital appreciation.

On U.S. exchanges, once an option contract has been accepted for clearance, the exchange clearing organization is substituted as both buyer and seller of the contract, thereby guaranteeing the financial integrity of the option contract. Options on securities and on indices traded on certain non-U.S. exchanges may not be so guaranteed by a clearing organization. The absence of such a role for a clearing organization on such a non-U.S. exchange would expose the Fund to the credit risk of its counterparty. If its counterparty were to default on its obligations, the Fund could lose the expected benefit of the transaction.

Repurchase Agreements

When cash may be available to the Fund for only a few days, the Fund may invest such cash in repurchase agreements until such time as it otherwise may be invested or used for payments of obligations of the Fund. In these transactions, the Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price and date. The resale price reflects the purchase price plus an agreed-upon market rate of interest, which is unrelated to the coupon rate or maturity of the security purchased. The obligation of the seller to pay the agreed-upon price is secured by the value of the

Shareholder Information (unaudited) (continued)

underlying securities, which is maintained at the Fund’s custodian at a value at least equal to the resale price. The Adviser monitors the adequacy of the collateral on a daily basis to ensure that the collateral always equals or exceeds the repurchase price. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions upon the Fund’s ability to dispose of the underlying securities. The Fund could suffer a loss to the extent proceeds from the sale of collateral were less than the value of the contract.

The Fund may not invest its assets in repurchase agreements with a maturity of more than seven days, but the collateral securities may have maturities of more than one year. The Fund has not adopted an investment restriction limiting the value of its total assets not invested in accordance with its fundamental investment policy that may be invested in repurchase agreements. To minimize the risks of such investments, however, the Fund enters into repurchase agreements only with its custodian, other member banks of the Federal Reserve System having assets in excess of $1 billion, and recognized primary U.S. Government securities dealers determined by the Adviser, subject to review by the board of the Fund, to be creditworthy.

Repurchase agreements do not constitute cash, cash items, receivables or government securities for purposes of the federal tax diversification test. Therefore, the Fund limits its investments in repurchase agreements with any one bank, dealer, broker or other entity in order to comply with the federal tax diversification test.

Debt Securities

The Fund may invest up to 20% of its assets in non-equity linked debt securities including foreign denominated corporate debt and sovereign debt issued by foreign governments, their agencies or instrumentalities, or other government-related entities. Debt securities, such as bonds, involve credit risk. This is the risk that the issuer will not make timely payments of principal and interest. The degree of credit risk depends on the issuer’s financial condition and on the terms of the debt securities. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of a Fund’s investment in that issuer. All debt securities are subject to interest rate risk. This is the risk that the value of the security may fall when interest rates rise. If interest rates move sharply in a manner not anticipated by the Adviser, a Fund’s investments in debt securities could be adversely affected and the Fund could lose money. In general, the market price of debt securities with longer maturities will go up or down more in response to changes in interest rates than will the market price of shorter-term debt securities. In addition, debt securities issued in foreign currency denominations will be subject to currency risk.

Investment in sovereign debt can involve a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A governmental entity’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment

Shareholder Information (unaudited) (continued)

is due, the relative size of the debt service burden to the economy as a whole, the governmental entity’s policy towards the International Monetary Fund and the political constraints to which a governmental entity may be subject. Governmental entities may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on the implementation of economic reforms and/or economic performance and the timely service of such debtor’s obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds to the governmental entity, which may further impair such debtor’s ability or willingness to timely service its debts. Consequently, governmental entities may default on their sovereign debt. Holders of sovereign debt may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. In the event of a default by a governmental entity, there may be few or no effective legal remedies for collecting on such debt.

Fundamental Investment Restrictions

The following investment restrictions of the Fund are fundamental and may not be changed without the prior approval of the holders of a majority of the Fund’s outstanding voting securities. A “majority of the Fund’s outstanding voting securities” means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are present in person or represented by proxy or (ii) more than 50% of the outstanding shares. The Fund may not:

1.	Issue senior securities, pledge its assets or borrow money in excess of 10% of the total value of its assets (including the amount borrowed) less its liabilities (not including its borrowings) and other than for temporary or emergency purposes or for the clearance of transactions, except that the Fund may borrow from a bank or other entity in a privately arranged transaction for repurchases and/ or tenders for its shares, if after such borrowing there is asset coverage of at least 300% as defined in the 1940 Act, and may pledge its assets to secure any permitted borrowing. For the purposes of this investment restriction, the Fund will not purchase additional portfolio securities while borrowings exceed 5% of the Fund’s total assets; and collateral arrangements with respect to the writing of options or the purchase or sale of futures contracts are not deemed a pledge of assets or the issuance of a senior security.

2.	Underwrite securities of other issuers, except insofar as the Fund may be deemed an underwriter under the Securities Act in selling portfolio securities.

3.	Purchase or sell real estate or real estate mortgage loans, except that the Fund may purchase and sell securities secured by real estate or interests therein.

4.	Buy or sell commodities, commodity contracts or futures contracts (other than as described under “Investment Objective and Policies—Hedging Transactions”).

Shareholder Information (unaudited) (continued)

5.	Make loans, except through purchasing debt obligations, lending portfolio securities and entering into repurchase agreements consistent with the Fund’s investment objective and policies.

6.	Invest 25% or more of the value of its total assets in a particular industry. This restriction does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, but will apply to foreign government obligations until such time as the SEC permits their exclusion.

Non-Fundamental Investment Restrictions

The Fund has adopted certain investment restrictions that may not be changed without the prior approval of a majority of the board. Under its non-fundamental investment restrictions, the Fund may not:

1.	Purchase any securities (other than obligations of the U.S. government, its agencies or instrumentalities or securities of other regulated investment companies) if as a result more than 25% of the Fund’s total assets would be invested in securities of any single issuer.

2.	Purchase more than 10% of the outstanding voting securities of any one issuer.

3.	Make short sales of securities or maintain a short position in any security.

4.	Purchase securities on margin, except such short-term credits as may be necessary or routine for the clearance or settlement of transactions, and except that the Fund may engage in transactions as described under “Investment Objective and Policies-Hedging Transactions” and post margin in connection therewith consistent with its investment policies.

5..	Buy, sell or write put or call options (other than as described under “Special Leverage Considerations - Hedging Transactions”).

As an additional non-fundamental investment restriction, the Fund will not guarantee the obligations of third parties.

RISK FACTORS AND SPECIAL CONSIDERATIONS

Investing in the Fund’s common stock provides an ownership interest in the Fund. Investing in any investment company security involves significant risk, including the risk that a stockholder may receive little or no return on the stockholder’s investment or that the stockholder may lose part or all of the stockholder’s investment. The risks below are not the only risks we face. Additional risks and uncertainties not presently known to us or not presently deemed material by us may also impair our operations and performance. If any of the following events occur, our business, financial condition and results of operations could be materially and adversely affected. In such case, the net asset value and trading price, if any, of our common stock could decline, and you may lose all or part of your investment. Therefore, before investing, stockholders should consider carefully the following risks that are assumed when investing in the Fund.

Shareholder Information (unaudited) (continued)

Discount from Net Asset Value

Shares of closed-end funds frequently trade at a market price that is less than the value of the net assets attributable to those shares. The possibility that the Fund’s shares will trade at a discount from NAV is a risk separate and distinct from the risk that the Fund’s NAV will decrease. The risk of purchasing shares of a closed-end fund that might trade at a discount or unsustainable premium is more pronounced for investors who wish to sell their shares in a relatively short period of time after purchasing them because, for those investors, realization of a gain or loss on their investments is likely to be more dependent upon the existence of a premium or discount than upon portfolio performance. The Fund’s shares are not redeemable at the request of stockholders. The Fund may repurchase its shares in the open market or in private transactions, although it has no present intention to do so. Stockholders desiring liquidity may, subject to applicable securities laws, trade their shares in the Fund on the NASDAQ Capital Market or other markets on which such shares may trade at the then current market value, which may differ from the then current NAV.

The NAV of our common stock may fluctuate significantly. The NAV and liquidity of the market for shares of our common stock may be significantly affected by numerous factors, some of which are beyond our control and may not be directly related to our operating performance. These factors include:

●	changes in the value of our portfolio of investments;

●	changes in regulatory policies or tax guidelines;

●	distributions that exceed our net investment income and net income as reported according to generally accepted account principles in the United States;

●	changes in earnings or variations in operating results;

●	changes in accounting guidelines governing valuation of our investments;

●	departure of our Adviser or certain of their respective key personnel; and

●	general economic trends and other external factors.

Investing in our securities involves a high degree of risk. The investments we make in accordance with our investment objective may result in a higher amount of risk than alternative investment options and includes volatility or loss of principal. Our investments in portfolio companies may be highly speculative and aggressive and, therefore, an investment in our securities may not be suitable for someone with lower risk tolerance.

Risks of Investing in Caribbean Basin Countries

The economies of Caribbean Basin Countries have in the past experienced considerable difficulties, including high inflation rates, high interest rates, and high unemployment. The emergence of the economies and securities markets of the Caribbean Basin Countries will require continued economic and fiscal discipline that has been lacking at times in the past, as well as stable political and social conditions. International economic conditions,

Shareholder Information (unaudited) (continued)

particularly those in the United States, as well as world prices for oil and other commodities may also influence the development of the economies of the Caribbean Basin Countries.

The currencies of foreign countries (including those foreign countries in the definition of the Caribbean Basin) are subject to fluctuations relative to the U.S. Dollar and foreign countries (including those foreign countries in the definition of the Caribbean Basin) have had to make major adjustments in their currencies from time to time. Also many Caribbean Basin Countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. For companies that keep accounting records in the local currency, inflation accounting rules in some Caribbean Basin Countries require, for both tax and accounting purposes, that certain assets and liabilities be restated on the company’s balance sheet in order to express items in terms of currency of constant purchasing power. Inflation accounting may indirectly generate losses or profits for certain Caribbean Basin Companies. Inflation and rapid fluctuations in inflation rates have had, and could, in the future, have very negative effects on the economies and securities markets of certain Caribbean Basin Countries.

In addition, governments of many Caribbean Basin Countries have exercised and continue to exercise substantial influence over many aspects of the private sector. Governmental actions in the future could have a significant effect on economic conditions in Caribbean Basin Countries, which could affect the companies in which the Fund invests and, therefore, the value of Fund shares. Investments in foreign markets may be adversely affected by governmental actions such as the imposition of punitive taxes. In addition, the governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain industries. Substantial limitations may exist in certain countries with respect to the Fund’s ability to repatriate investment income, capital or the proceeds of sales of securities. The Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments. Any of these actions could severely affect security prices, impair the Fund’s ability to purchase or sell foreign securities or transfer the Fund’s assets or income back into the United States, or otherwise adversely affect the Fund’s operations.

Certain Caribbean Basin Countries have entered into regional trade agreements that are designed to, among other things, reduce barriers between countries, increase competition among companies and reduce government subsidies in certain industries. No assurance can be given that these changes will be successful in the long term, or that these changes will result in the economic stability intended. There is a possibility that these trade arrangements will not be fully implemented, or will be partially or completely unwound. It is also possible that a significant participant could choose to abandon a trade agreement, which could diminish its credibility and influence. Any of these occurrences could have adverse effects on the markets of both participating and non-participating countries, including sharp appreciation or depreciation of participants’ national currencies and a significant increase in exchange rate volatility, a resurgence in economic protectionism, an undermining of confidence in the Caribbean Basin markets, an undermining of Caribbean Basin economic stability, the collapse or slowdown of the drive towards economic unity,

Shareholder Information (unaudited) (continued)

and/or reversion of the attempts to lower government debt and inflation rates that were introduced in anticipation of such trade agreements. Such developments could have an adverse impact on the Fund’s investments in the Caribbean Basin generally or in specific countries participating in such trade agreements.

The Caribbean Basin has experienced natural disasters, including hurricanes, droughts and floods, which have caused substantial damage to parts of the Caribbean Basin and have harmed the region’s economies. The possibility exists that another natural disaster could materially disrupt and adversely affect the economies of Caribbean Basin Countries. In addition, companies and industries in which the Fund invests may experience substantial disruptions in operations as a result of any such natural disasters.

The Caribbean Basin is vulnerable to environmental disasters, for instance the BP Oil spill in the Gulf of Mexico in 2010 had a widespread economic impact on the region. The potential and impact of such occurrences in the future is impossible to gauge.

The COVID-19 global pandemic has resulted in a material disruption of the economies of many Caribbean Basin Countries, due to their dependence on tourism and cruise lines.

Other Caribbean Basin market risks include foreign exchange controls, difficulties in pricing securities, defaults on sovereign debt, difficulties in enforcing contracts, difficulties in enforcing favorable legal judgments in local courts and political and social instability. Legal remedies available to investors in certain Caribbean Basin countries may be less extensive than those available to investors in the United States or other foreign countries.

Geographic Concentration Risk

The Fund may invest from time to time a substantial amount of its assets in issuers located in a single country or a limited number of countries. If the Fund concentrates its investments in this manner, it assumes the risk that economic, political and social conditions in those countries will have a significant impact on its investment performance. The Fund’s investment performance may also be more volatile if it concentrates its investments in certain countries, especially emerging market countries.

Foreign Securities Risk

Securities traded in foreign markets have often (though not always) performed differently from securities traded in the United States. However, such investments often involve special risks not present in U.S. investments that can increase the chances that the Fund will lose money. In particular, the Fund is subject to the risk that because there may be fewer investors on foreign exchanges and a smaller number of securities traded each day, it may be more difficult for the Fund to buy and sell securities on those exchanges. In addition, prices of foreign securities may go up and down more than prices of securities traded in the United States.

Foreign Economy Risk

The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product,

Shareholder Information (unaudited) (continued)

reinvestment of capital, resources and balance of payments position. Certain foreign economies may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, changes in international trading patterns, trade barriers and other protectionist or retaliatory measures. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets or the imposition of punitive taxes. In addition, the governments of certain countries may prohibit or impose substantial restrictions on foreign investments in their capital markets or in certain industries. Any of these actions could severely affect securities prices or impair the Fund’s ability to purchase or sell foreign securities or transfer the Fund’s assets or income back into the United States, or otherwise adversely affect the Fund’s operations.

Other potential foreign market risks include foreign exchange controls, difficulties in pricing securities, defaults on foreign government securities, difficulties in enforcing legal judgments in foreign courts and political and social instability. Legal remedies available to investors in certain foreign countries may be less extensive than those available to investors in the United States.

Currency Risk

Securities and other instruments in which the Fund invests may be denominated or quoted in currencies other than the U.S. Dollar. Changes in foreign currency exchange rates may affect the value of the Fund’s portfolio. Because the Fund’s assets are primarily invested in securities of Caribbean Basin Companies, and because some portion of revenues and income may be received in foreign currencies while Fund distributions will be made in dollars, the dollar equivalent of the Fund’s net assets and distributions would be adversely affected by reductions in the value of the foreign currencies relative to the dollar. For this reason, changes in foreign currency exchange rates can affect the value of the Fund’s portfolio. Generally, when the U.S. Dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. Dollars. Conversely, when the U.S. Dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more U.S. Dollars. This risk, generally known as “currency risk,” means that a strong U.S. Dollar may reduce returns for U.S. investors while a weak U.S. Dollar may increase those returns. The Fund is managed with the assumption that most of its stockholders hold their assets in U.S. Dollars. As a result, and because distributions are made in U.S. Dollars, other non-U.S. investors will be adversely affected by reductions in the value of the U.S. Dollar relative to their home currency.

Governmental Supervision and Regulation/Accounting Standards

Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to U.S. issuers. Some of the securities held by the Fund may not be registered with the SEC nor may the issuers be subject to the SEC’s reporting requirements. Thus, there may be less available information concerning foreign issuers of securities held by the Fund than is

Shareholder Information (unaudited) (continued)

available concerning U.S. issuers. Adequate public information on foreign issuers may not be available, and it may be difficult to secure dividends and information regarding corporate actions on a timely basis. In general, there is less overall governmental supervision and regulation of securities exchanges, brokers, and listed companies than in the United States. OTC markets tend to be less regulated than stock exchange markets and, in certain countries, may be totally unregulated. Regulatory enforcement may be influenced by economic or political concerns, and investors may have difficulty enforcing their legal rights in foreign countries.

In addition, the U.S. Government has from time to time imposed restrictions, through penalties and otherwise, on foreign investments by U.S. investors, including current prohibitions on U.S. investment in Cuba. Investments in securities of Cuban companies, if permitted by U.S. law, may be subject to certain political and economic risks in addition to the risks associated with investment in the securities of issuers domiciled in other foreign countries. The risks include (i) less social, political and economic stability; (ii) the small current size of the markets for such securities and the currently low or nonexistent volume of trading, which result in a lack of liquidity and in greater price volatility; (iii) certain national policies which may restrict the Fund’s investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests;

(iv)       the absence of developed legal structures governing private or foreign investment or allowing for judicial redress for injury to private property; (v) the absence of a capital market structure or market-oriented economy; and (vi) the possibility that recent favorable economic developments may be slowed or reversed by unanticipated political or social events in such countries. Investments in securities of Cuban companies, if and when the Fund is permitted to invest in such securities, will be speculative and involve risks not usually associated with investments in securities of issuers in more developed market economies. See “Emerging Markets Risk” below.

Some foreign securities or nations impose restrictions on transfer within the United States or to U.S. persons. Although securities subject to such transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions.

Accounting standards in other countries are not necessarily the same as in the United States. If the accounting standards in another country do not require as much detail as U.S. accounting standards, it may be harder for the Adviser to completely and accurately determine a company’s financial condition. In instances where the financial statements of an issuer are not deemed to reflect accurately the financial situation of the issuer, the Adviser will take appropriate steps to evaluate the proposed investment, which may include on-site inspection of the issuer (including Cuba, if U.S. restrictions on travel to Cuba are lifted), interviews with its management and consultation with accountants, bankers and other specialists.

Certain Risks of Holding Fund Assets Outside the United States

The Fund generally holds its foreign securities and cash in foreign banks and securities depositories. Some foreign banks and securities depositories may be recently organized

Shareholder Information (unaudited) (continued)

or new to the foreign custody business. In addition, there may be limited or no regulatory oversight of their operations. Also, the laws of certain countries limit the Fund’s ability to recover its assets if a foreign bank, depository or issuer of a security, or any of their agents, goes bankrupt. In addition, it is often more expensive for the Fund to buy, sell and hold securities in certain foreign markets than in the United States. The increased expense of investing in foreign markets reduces the amount the Fund can earn on its investments and typically results in a higher operating expense ratio for the Fund than for investment companies invested only in the United States.

Settlement Risk

Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States. Foreign settlement and clearance procedures and trade regulations also may involve certain risks (such as delays in payment for or delivery of securities) not typically associated with the settlement of U.S. investments. Communications between the United States and emerging market countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates in markets that still rely on physical settlement. At times, settlements in certain foreign countries have not kept pace with the number of securities transactions. These problems may make it difficult for the Fund to carry out transactions. If the Fund cannot settle or is delayed in settling a purchase of securities, it may miss attractive investment opportunities and certain of its assets may be uninvested with no return earned thereon for some period. If the Fund cannot settle or is delayed in settling a sale of securities, it may lose money if the value of the security then declines or, if it has contracted to sell the security to another party, the Fund could be liable for any losses incurred. Dividends or interest on, or proceeds from the sale of, foreign securities may be subject to foreign withholding taxes.

Stock Dividend Risk

We have declared, and may in the future declare, taxable dividends that are payable to our stockholders in cash or in shares of our common stock at the election of stockholders subject to a limitation on the total amount of cash that may be distributed. In addition, if a significant number of our stockholders determine to sell shares of our stock in order to pay taxes owed on distributions, it may put downward pressure on the trading price of our stock.

Emerging Markets Risk

The risks of foreign investments are usually much greater for emerging markets. Investments in emerging markets, including many Caribbean Basin Countries, may be considered speculative. Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. Since these markets are often small, they may be more likely to suffer sharp and frequent price changes or long-term price depression because of adverse publicity, investor perceptions or the actions of a few large investors. Many emerging markets have histories of political instability and abrupt changes in policies. As a result, their governments are more likely to take actions that are hostile or detrimental to private enterprise or foreign investment

Shareholder Information (unaudited) (continued)

than those of more developed countries. Certain emerging markets may also face other significant internal or external risks, including the risk of war, and civil unrest. In addition, governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth.

Investments in the securities of issuers domiciled in countries with emerging capital markets involve certain additional risks that do not generally apply to investments in securities of issuers in more developed capital markets, such as (i) low or non-existent trading volume, resulting in a lack of liquidity and increased volatility in prices for such securities, as compared to securities of comparable issuers in more developed capital markets; (ii) uncertain national policies and social, political and economic instability, increasing the potential for expropriation of assets, confiscatory taxation, high rates of inflation or unfavorable diplomatic developments; (iii) possible fluctuations in exchange rates, differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other foreign or U.S. governmental laws or restrictions applicable to such investments; (iv) national policies that may limit the Fund’s investment opportunities such as restrictions on investment in issuers or industries deemed sensitive to national interests; and (v) the lack or relatively early development of legal structures governing private and foreign investments and private property. In addition to withholding taxes on investment income, some countries with emerging markets may impose differential capital gains taxes on foreign investors.

Emerging capital markets are developing in a dynamic political and economic environment brought about by events over recent years that have reshaped political boundaries and traditional ideologies. In such a dynamic environment, there can be no assurance that any or all of these capital markets will continue to present viable investment opportunities for the Fund. In the past, governments of such nations have expropriated substantial amounts of private property, and most claims of the property owners have never been fully settled. There is no assurance that such expropriations will not reoccur. In such an event, it is possible that the Fund could lose the entire value of its investments in the affected market.

Also, there may be less publicly available information about issuers in emerging markets than would be available about issuers in more developed capital markets, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which U.S. companies are subject. In certain countries with emerging capital markets, reporting standards vary widely. As a result, traditional investment measurements used in the United States, such as price/ earnings ratios, may not be applicable. Emerging market securities may be substantially less liquid and more volatile than those of mature markets, and company shares may be held by a limited number of persons. This may adversely affect the timing and pricing of the Fund’s acquisition or disposal of securities. Communications between the United States and emerging market countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates.

Practices in relation to settlement of securities transactions in emerging markets involve higher risks than those in developed markets, in part because the Fund may need to use brokers and counterparties that are less well capitalized, and custody and registration of

Shareholder Information (unaudited) (continued)

assets in some countries may be unreliable. The possibility of fraud, negligence, undue influence being exerted by the issuer or refusal to recognize ownership exists in some emerging markets, and, along with other factors, could result in ownership registration being completely lost. The Fund would absorb any loss resulting from such registration problems and may have no successful claim for compensation.

Risks Related to Equity and Equity-Linked Securities

Common Stock Risks

The Fund may invest in common stock. Common stock is issued by a company principally to raise cash for business purposes and represents an equity or ownership interest in the issuing company. Common stockholders are typically entitled to vote on important matters of the issuing company, including the selection of directors, and may receive dividends on their holdings. The Fund participates in the success or failure of any company in which it holds common stock. In the event a company is liquidated or declares bankruptcy, the claims of bondholders, other debt holders, owners of preferred stock and general creditors take precedence over the claims of those who own common stock.

The prices of common stocks change in response to many factors including the historical and prospective earnings of the issuing company, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

Preferred Stock Risks

The Fund may invest in preferred stock. Preferred stock, unlike common stock, often offers a specified dividend rate payable from a company’s earnings. Preferred stock also generally has a preference over common stock on the distribution of a company’s assets in the event the company is liquidated or declares bankruptcy; however, the rights of preferred stockholders on the distribution of a company’s assets in the event of a liquidation or bankruptcy are generally subordinate to the rights of the company’s debt holders and general creditors. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline.

Some fixed rate preferred stock may have mandatory sinking fund provisions that provide for the stock to be retired or redeemed on a predetermined schedule, as well as call/ redemption provisions prior to maturity, which can limit the benefit of any decline in interest rates that might positively affect the price of preferred stocks. Preferred stock dividends may be “cumulative,” requiring all or a portion of prior unpaid dividends to be paid before dividends are paid on the issuer’s common stock. Preferred stock may be “participating,” which means that it may be entitled to a dividend exceeding the stated dividend in certain cases.

Convertible Securities Risks.

The Fund may invest in convertible securities. Convertible securities are generally bonds, debentures, notes, preferred stocks or other securities or investments that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock

Shareholder Information (unaudited) (continued)

(or cash or securities of equivalent value) at a stated exchange ratio or predetermined price (the conversion price). A convertible security is designed to provide current income and also the potential for capital appreciation through the conversion feature, which enables the holder to benefit from increases in the market price of the underlying common stock. A convertible security may be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by the Fund is called for redemption or conversion, the Fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party, which may have an adverse effect on the Fund’s ability to achieve its investment objective. Convertible securities have general characteristics similar to both debt and equity securities.

A convertible security generally entitles the holder to receive interest paid or accrued until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to non-convertible debt obligations and are designed to provide for a stable stream of income with generally higher yields than common stocks. However, there can be no assurance of current income because the issuers of the convertible securities may default on their obligations. Convertible securities rank senior to common stock in a corporation’s capital structure and, therefore, generally entail less risk than the corporation’s common stock. Convertible securities are subordinate in rank to any senior debt obligations of the issuer, and, therefore, an issuer’s convertible securities entail more risk than its debt obligations. Moreover, convertible securities are often rated below investment grade or not rated because they fall below debt obligations and just above common stock in order of preference or priority on an issuer’s balance sheet. To the extent that the Fund invests in convertible securities with credit ratings below investment grade, such securities may have a higher likelihood of default, although this may be somewhat offset by the convertibility feature.

Convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar credit quality because of the potential for capital appreciation. The common stock underlying convertible securities may be issued by a different entity than the issuer of the convertible securities.

The value of convertible securities is influenced by both the yield of non-convertible securities of comparable issuers and by the value of the underlying common stock. The value of a convertible security viewed without regard to its conversion feature (i.e., strictly on the basis of its yield) is sometimes referred to as its “investment value.” The investment value of the convertible security typically will fluctuate based on the credit quality of the issuer and will fluctuate inversely with changes in prevailing interest rates. However, at the same time, the convertible security will be influenced by its “conversion value,” which is the market value of the underlying common stock that would be obtained if the convertible security were converted. Conversion value fluctuates directly with the price of the underlying common stock, and will therefore be subject to risks relating to the activities of the issuer and general market and economic conditions. Depending upon the relationship of the conversion price to the market value of the underlying security, a convertible security may trade more like an equity security than a debt instrument.

Shareholder Information (unaudited) (continued)

The Fund will invest in convertible securities based primarily on the characteristics of the equity security into which it converts, and without regard to the credit rating of the convertible security (even if the credit rating is below investment grade). To the extent that the Fund invests in convertible securities with credit ratings below investment grade, such securities may have a higher likelihood of default, although this may be somewhat offset by the convertibility feature.

If, because of a low price of the common stock, the conversion value is substantially below the investment value of the convertible security, the price of the convertible security is governed principally by its investment value. Generally, if the conversion value of a convertible security increases to a point that approximates or exceeds its investment value, the value of the security will be principally influenced by its conversion value. A convertible security will sell at a premium over its conversion value to the extent investors place value on the right to acquire the underlying common stock while holding an income-producing security.

Risks of Other Equity-Linked Securities

Equity-linked securities are instruments whose value is based upon the value of one or more underlying equity securities, a reference rate or an index. Equity-linked securities come in many forms and may include features, among others, such as the following: (i) may be issued by the issuer of the underlying equity security or by a company other than the one to which the instrument is linked (usually an investment bank), (ii) may convert into equity securities, such as common stock, within a stated period from the issue date or may be redeemed for cash or some combination of cash and the linked security at a value based upon the value of the underlying equity security within a stated period from the issue date, (iii) may have various conversion features prior to maturity at the option of the holder or the issuer or both, (iv) may limit the appreciation value with caps or collars of the value of the underlying equity security, and (v) may have fixed, variable or no interest payments during the life of the security which reflect the actual or a structured return relative to the underlying dividends of the linked equity security.

Investments in equity-linked securities may subject the Fund to additional risks not ordinarily associated with investments in other equity securities. Because equity-linked securities are sometimes issued by a third party other than the issuer of the linked security, the Fund is subject to risks if the underlying equity security, reference rate or index underperforms, or if the issuer defaults on the payment of the dividend or the common stock at maturity. In addition, the trading market for particular equity-linked securities may be less liquid, making it difficult for the Fund to dispose of a particular security when necessary and reduced liquidity in the secondary market for any such securities may make it more difficult to obtain market quotations for valuing the Fund’s portfolio.

Fee and Expense Table (unaudited)

Fee Table

Stockholder Transaction Expenses:
Sales load (as a percentage of the offering price)	—%*
Offering expenses borne by us	—%*
Dividend reinvestment plan fees	None
Total stockholder transaction expenses (as a percentage of offering price)

Annual Expenses (as a percentage of net assets attributable to common shares):
Management Fees (1)	1.45%
Other expenses (estimated) (2)	1.80%
Acquired Fund Fees and Expenses (3)	0.00%
Total Annual Expenses (estimated) (3)	3.25%

*	The actual amounts in connection with any offering of securities by the Fund will be set forth in a supplement to the Fund’s prospectus if applicable.

(1)	During the fiscal year ended June 30, 2021, the Adviser voluntarily waived its management fee by 10 basis points (from 1.45% to 1.35%) in support of the Fund’s initiative to attempt to reduce the stock price discount to NAV.

(2)	“Other Expenses” do not include expenses of the Fund incurred in connection with any offer of the Fund’s securities. However, these expenses will be borne by the holders of the shares of common stock of the Fund and result in a reduction in the net asset value, or “NAV”, of the shares of common stock.

(3)	“Acquired Fund Fees and Expenses” are less than 0.005%. Total Annual Expenses may not correlate to the ratio of expenses to average net assets disclosed in the Fund’s annual and semi-annual reports to stockholders in the financial highlights table, which reflects operating expenses of the Fund and does not include “Acquired Fund” fees and expenses. The Fund’s Total Annual Expenses, after the Adviser’s voluntary waiver of 10 basis points of its management fee, is 3.15%.

Example

The following example demonstrates the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in our common stock.

	Cumulative Expenses Paid for the Period of:
	1 year	3 years	5 years	10 years
An investor would pay the following expenses on a $1,000 investment,assuming a 5% annual return:	$32	$99	$169	$354

The example and the expenses in the tables above should not be considered a representation of past or future expenses or annual rates of return and actual expenses or annual rates of return may be more or less than those shown. The foregoing table and example are intended to assist investors in understanding the costs and

Fee and Expense Table (unaudited) (continued)

expenses that an investor in the Fund will bear directly or indirectly. “Other Expenses” are based on estimated amounts for the current fiscal year.

The example assumes the reinvestment of all dividends and distributions at NAV and an expense ratio of 3.25%. The tables above and the assumption in the example of a 5% annual return are required by SEC regulations applicable to all investment companies. In addition, while the example assumes the reinvestment of all dividends and distributions at NAV, participants in the Dividend Reinvestment Plan may receive shares purchased or issued at a price or value different from NAV.

Additional information about the tables above is included in the Fund’s prospectus. See also, “Fees and Expenses”, “Management of the Fund” and “Dividends and Distributions; Dividend Reinvestment Plan” in the Fund’s prospectus for additional information.

Share Price Data (unaudited)

The Fund’s shares are traded on the NASDAQ Capital Market. During each completed fiscal quarter of the Fund during the past two fiscal years and during the current fiscal year, the highest and lowest NAV and Market Price per share, and the highest and lowest premium/discount were as follows:

	Price		NAV		Premium/(Discount)
Quarter
Ended	High	Low	High	Low	High	Low
6/30/2021	$6.48	$6.02	$7.64	$6.91	-18.18%	-10.42%
3/31/2021	$6.21	$5.17	$7.42	$6.08	-11.76%	-19.73%
12/31/2020	$5.35	$3.57	$6.36	$4.78	-14.26%	-27.81%
9/30/2020	$3.94	$3.41	$5.15	$4.45	-18.63%	-27.88%
6/30/2020	$4.43	$2.91	$5.69	$3.67	-7.69%	-26.16%
3/31/2020	$6.85	$2.67	$7.98	$3.52	-8.89%	-24.28%
12/31/2019	$6.90	$6.16	$8.05	$7.40	-13.24%	-18.19%
9/30/2019	$6.73	$5.86	$7.93	$7.28	-14.43%	-19.95%

Our common stock has historically traded at a premium or at a discount to its NAV. We cannot predict whether our common stock will trade at a premium or discount to NAV in the future. The board of directors approved a self-tender offer policy (the “Self-Tender Policy”) beginning in 2020. Under the Self-Tender Policy, as amended effective August 20, 2021, the Fund has undertaken to conduct a tender offer by the end of October following each fiscal year-end (June 30th) of 5% of outstanding shares of the Fund at 97.5% of NAV if the average discount was greater than 10% for the fiscal year just ended. In the exercise of its business judgement, in determining whether to undertake a tender offer, the Board of will generally consider, to the extent known at the time, the timing and procedures associated with a proposed tender offer, including when and how the purchase price will be determined, and how the Fund will fund the tender offer. The Board may consider all other information that it deems relevant in the exercise of its fiduciary duty. These tender offers may be commenced or suspended at any time or from time to time without any notice. On May 31, 2020, in light of the effects of the COVID-19 pandemic on global economies and stock markets and the resulting volatility in stock prices, the Board initiated a temporary suspension of the Fund’s Self-Tender Policy. The Fund announced the reinstatement of the Self-Tender Policy on December 21, 2020. The Board may in the future determine to suspend the tender offer policy in light of prevailing economic conditions, heightened volatility in the financial markets, or other factors that the Board determines to be relevant in the exercise of its fiduciary duty.

Additional information about the table above is included in the Fund’s Prospectus. See also, “Price Range of Common Stock” and “Description of Common Stock - Share Repurchases and Tender Offers” in the Fund’s prospectus for additional information.

Section 19(a) Notices (unaudited)

The Herzfeld Caribbean Basin Fund, Inc.’s (CUBA) (the “Fund”) amounts and sources of distributions reported are estimates and are being provided to you pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will provide a Form 1099-DIV each calendar year that will tell you how to report these distributions for U.S. federal income tax purposes.

				% Breakdown
			Total	of the Total
			Cumulative	Cumulative
		% Breakdown	Distributions	Distributions
	Current	of the Current	for the Fiscal	for the Fiscal
	Distribution	Distribution	Year to Date	Year to Date
Net Investment Income	$0.00	0%	$0.00	0%
Net Realized Short-Term Capital Gains	$0.00	0%	$0.00	0%
Net Realized Long-Term Capital Gains	$0.00	0%	$0.00	0%
Return of Capital(a)	$0.6210	100%	$0.6210	100%
Total (per common share)	$0.6210	100%	$0.6210	100%

(a)	The Fund estimates that it has distributed more than the amount of earned income and net realized gains; therefore, a portion of the distribution may be a return of capital. A return of capital may occur, for example, when some or all of the shareholder’s investment in the Fund are returned to the shareholder. A return of capital does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income”. When distributions exceed total return performance, the difference will reduce the Fund’s net asset value per share.

Section 19(a) notices for the Fund, are available on the Fund’s website http://www.herzfeld.com/cuba.

Privacy Policy (unaudited)

We consider customer privacy to be an essential part of our investor relationships and are committed to maintaining the confidentiality, integrity and security of our current, prospective and former stockholders’ non-public personal information. We have developed policies that are designed to protect this confidentiality, while permitting stockholder needs to be served.

Obtaining Personal Information

While providing stockholders with products and services, we, and certain service providers, such as the Fund’s Transfer Agents and/or Administrators, may obtain non-public personal information about stockholders, which may come from sources such as (i) account applications, subscription agreements and other forms, (ii) written, electronic or verbal correspondence, (iii) stockholder transactions, (iv) a stockholder’s brokerage or financial advisory firm, financial advisor or consultant, and/or (v) from information captured on applicable websites. The non-public personal information that may be collected from stockholders may include the stockholder’s name, address, tax identification number, birth date, investment selection, beneficiary information, and possibly the stockholder’s personal bank account information and/or email address if the stockholder has provided that information, as well as the stockholder’s transaction and account history with the Fund.

Respecting Your Privacy

We do not disclose any non-public personal information provided by stockholders or gathered by us to third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Fund. Non-affiliated companies may from time to time be used to provide certain services, such as maintaining stockholder accounts, preparing and mailing prospectuses, reports, account statements and other information, and gathering stockholder proxies. In many instances, the stockholders will be clients of a third party, but we may also provide a stockholder’s personal and account information to the stockholder’s respective brokerage or financial advisory firm and/or financial advisor or consultant.

Sharing Information with Third Parties

We reserve the right to report or disclose personal or account information to third parties in circumstances where we believe in good faith that disclosure is required or permitted under law, to cooperate with regulators or law enforcement authorities, to protect their rights or property, or upon reasonable request by the Fund’s Investment Advisor. In addition, we may disclose information about a stockholder or a stockholder’s accounts to a third party at the stockholder’s request or with the consent of the stockholder.

Procedures to Safeguard Private Information

We are committed to our obligation to safeguard stockholder non-public personal information. In addition to this policy, we have implemented procedures that are designed to limit access to a stockholder’s non-public personal information to internal personnel who require the information to complete tasks, such as processing transactions, maintaining

Privacy Policy (unaudited) (continued)

stockholder accounts or otherwise providing services the stockholder requested. Physical, electronic and procedural safeguards are in place to guard a stockholder’s non-public personal information.

Information Collected from Websites

Websites maintained by the Fund, the Investment Advisor or their service providers may use a variety of technologies to collect information that helps the Fund, the Investment Advisor and their service providers understand how the website is used. Information collected from your web browser (including small files stored on your device that are commonly referred to as “cookies”) allow the websites to recognize your web browser and help to personalize and improve your user experience and enhance navigation of the website. If you are a registered user of the Fund’s or the Investment Advisor’s and/ or their service providers’ website, the Fund or the Investment Advisor, their service providers, or third party firms engaged by the Fund or the Investment Advisor and/or their service providers, may collect or share information submitted by you, which may include personally identifiable information. You can change your cookie preferences by changing the setting on your web browser to delete or reject cookies. If you delete or reject cookies, some website pages may not function properly. The Fund and the Investment Advisor do not look for web browser “do not track” requests.

Changes to the Privacy Policy

From time to time, we may update or revise this privacy policy. If there are changes to the terms of this privacy policy, documents containing the revised policy on the relevant website will be updated.

Dividend Reinvestment Plan (unaudited)

Registered holders (“Stockholders”) of shares of common stock, $0.001 par value (“Common Stock”) of Herzfeld Caribbean Basin Fund, Inc. (the “Fund”) will automatically be enrolled (“Participants”) in the Fund’s Dividend Reinvestment Plan (the “Plan”) and are advised as follows:

1.	American Stock Transfer & Trust Company, LLC (the “Agent”) will act as agent for each Participant. The Agent will open an account for each registered shareholder as a Participant under the Plan in the same name in which such Participant’s shares of Common Stock are registered.

2.	CASH OPTION. Pursuant to the Fund’s Plan, unless a holder of Common Stock otherwise elects, all dividend and capital gains distributions payable in cash (“Distributions”) will be automatically reinvested by the Agent in additional Common Stock of the Fund. Stockholders who elect not to participate in the Plan will receive all cash distributions in cash paid by check mailed directly to the shareholder of record (or, if the shares are held in street or other nominee name then to such nominee) by the Agent, as dividend paying agent. Stockholders and Participants may elect not to participate in the Plan and to receive all cash distributions of dividends and capital gains in cash by sending written instructions to the Agent, as dividend paying agent, at the address set forth below.

3.	MARKET PREMIUM ISSUANCES. If on the payment date for a Distribution, the net asset value per Common Stock is equal to or less than the market price per Common Stock plus estimated brokerage commissions, the Agent shall receive newly issued Common Stock (“Additional Common Stock”) from the Fund for each Participant’s account. The number of Additional Common Stock to be credited shall be determined by dividing the dollar amount of the Distribution by the greater of (i) the net asset value per Common Share on the payment date, or (ii) 95% of the market price per Common Share on the payment date.

4.	MARKET DISCOUNT PURCHASES. If the net asset value per Common Stock exceeds the market price plus estimated brokerage commissions on the payment date for a Distribution, the Agent (or a broker-dealer selected by the Agent) shall endeavor to apply the amount of such Distribution on each Participant’s Common Stock to purchase Common Stock on the open market. In the event of a market discount on the payment date, the Agent will have 30 days after the dividend payment date (the “last purchase date”) to invest the dividend amount in shares acquired in open-market purchases. The weighted average price (including brokerage commissions) of all Common Stock purchased by the Agent as Agent shall be the price per Common Stock allocable to each Participant. If, before the Agent has completed its purchases, the market price plus estimated brokerage commissions exceeds the net asset value of the Common Stock as of the payment date, the purchase price paid by Agent may exceed the net asset value of the Common Stock, resulting in the acquisition of fewer Common Stock than if such Distribution had been paid in Common Stock issued by the Fund. Because of the foregoing difficulty with respect to open-market purchases, the Plan provides that if the Plan Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts

Dividend Reinvestment Plan (unaudited) (continued)

to a market premium during the purchase period, the Plan Agent may cease making open-market purchases and may invest the uninvested portion of the dividend amount in newly issued Common Stock at the net asset value per Common Stock at the close of business on the last purchase date. Participants should note that they will not be able to instruct the Agent to purchase Common Stock at a specific time or at a specific price. Open-market purchases may be made on any securities exchange where Common Stock are traded, in the over-the-counter market or in negotiated transactions, and may be on such terms as to price, delivery and otherwise as the Agent shall determine. Each Participant’s uninvested funds held by the Agent will not bear interest. The Agent shall have no liability in connection with any inability to purchase Common Stock within the time provided, or with the timing of any purchases effected. The Agent shall have no responsibility for the value of Common Stock acquired. The Agent may commingle Participants’ funds to be used for open-market purchases of the Fund’s shares and the price per share allocable to each Participant in connection with such purchases shall be the average price (including brokerage commissions and other related costs) of all Fund shares purchased by Agent. The rules and regulations of the Securities and Exchange Commission may require the Agent to limit the Agent’s market purchases or temporarily cease making market purchases for Participants.

5.	The market price of Common Stock on a particular date shall be the last sales price on the securities exchange where the Common Stock are listed on that date (currently the NASDAQ Capital Market)(the “Exchange”), or, if there is no sale on the Exchange on that date, then the average between the closing bid and asked quotations on the Exchange on such date will be used. The net asset value per Common Stock on a particular date shall be the amount calculated on that date (or if not calculated on such date, the amount most recently calculated) by or on behalf of the Fund.

6.	Whenever the Agent receives or purchases shares or fractional interests for a Participant’s account, the Agent will send such Participant a notification of the transaction as soon as practicable. The Agent will hold such shares and fractional interests as such Participant’s agent and may hold them in the Agent’s name or the name of the Agent’s nominee. The Agent will not send a Participant stock certificates for shares unless a Participant so requests in writing or unless a Participant’s account is terminated as stated below. The Agent will vote any shares so held for a Participant in accordance with any proxy returned to the Fund by such Participant in respect of the shares of which such Participant is the record holder.

7.	There is presently no service charge for the Agent serving as Participants’ agent and maintaining Participants’ accounts. The Agent may, however, charge Participants for extra services performed at their request. The Plan may be amended in the future to impose a service charge. In acting as Participants’ agent under the Plan, the Agent shall be liable only for acts, omissions, losses, damages or expenses caused by the Agent’s willful misconduct or gross negligence. In addition, the Agent shall not be liable for any taxes, assessments or governmental charges which may be levied or assessed on any basis whatsoever in connection with the administration of the Plan.

Dividend Reinvestment Plan (unaudited) (continued)

8.	The Agent may hold each Participant’s Common Stock acquired pursuant to the Plan together with the Common Stock of other Stockholders of the Fund acquired pursuant to the Plan in non-certificated form in the Agent’s name or that of the Agent’s nominee. Each Participant will be sent a confirmation by the Agent of each acquisition made for his or her account as soon as practicable, but in no event later than 60 days, after the date thereof. Participants may request to sell a portion of the Common Stock held by the Agent in their Plan accounts by calling the Agent, writing to the Agent, or completing and returning the transaction form attached to each Plan statement. The Agent will sell such Common Stock through a broker-dealer selected by the Agent within 5 business days of receipt of the request. The sale price will equal the weighted average price of all Common Stock sold through the Plan on the day of the sale, less brokerage commissions. Participants should note that the Agent is unable to accept instructions to sell on a specific date or at a specific price. Any share dividends or split shares distributed by the Fund on Common Stock held by the Agent for Participants will be credited to their accounts. In the event that the Fund makes available to its Stockholders rights to purchase additional Common Stock, the Common Stock held for each Participant under the Plan will be added to other Common Stock held by the Participant in calculating the number of rights to be issued to each Participant.

If a Participant holds more than one Common Stock Certificate registered in similar but not identical names or if more than one address is shown for a Participant on the Fund’s records, all of such Participant’s shares of Common Stock must be put into the same name and address if all of them are to be covered by one account. Additional shares subsequently acquired by a Participant otherwise than through the Plan will be covered by the Plan.

9.	The reinvestment of Distributions does not relieve Participants of any federal, state or local taxes which may be payable (or required to be withheld on Distributions.) Participants will receive tax information annually for their personal records and to help them prepare their federal income tax return. For further information as to tax consequences of participation in the Plan, Participants should consult with their own tax advisors.

10.	Each registered Participant may terminate his or her account under the Plan by calling the Agent at (877) 283-0317. Such termination will be effective with respect to a particular Distribution if the Participant’s notice is received by the Agent prior to such Distribution record date. The Plan may be terminated by the Agent or the Fund upon notice in writing mailed to each Participant at least 60 days prior to the effective date of the termination. Upon any termination, the Agent will cause a certificate or certificates to be issued for the full shares held for each Participant under the Plan and cash adjustment for any fraction of a Common Share at the then current market value of the Common Shares to be delivered to him. If preferred, a Participant may request the sale of all of the Common Shares held by the Agent in his or her Plan account in order to terminate participation in the Plan. If any Participant elects in advance of such termination to have Agent sell part or all of his shares, Agent is authorized to

Dividend Reinvestment Plan (unaudited) (continued)

deduct from the proceeds the brokerage commissions incurred for the transaction. If a Participant has terminated his or her participation in the Plan but continues to have Common Shares registered in his or her name, he or she may re-enroll in the Plan at any time by notifying the Agent in writing at the address above.

11.	These terms and conditions may be amended by the Agent or the Fund at any time but, except when necessary or appropriate to comply with applicable law or the rules or policies of the Securities and Exchange Commission or any other regulatory authority, only by mailing to each Participant appropriate written notice at least 30 days prior to the effective date thereof. The amendment shall be deemed to be accepted by each Participant unless, prior to the effective date thereof, the Agent receives notice of the termination of the Participant’s account under the Plan. Any such amendment may include an appointment by the Agent of a successor Agent, subject to the prior written approval of the successor Agent by the Fund.

12.	These terms and conditions shall be governed by the laws of the State of Maryland.

As of: December 13, 2019

Effective August 20, 2021, the investment feature of the dividend reinvestment plan will be suspended for the distribution to be made on September 30, 2021 and will be reinstated after the distribution has been completed.

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THE HERZFELD CARIBBEAN BASIN FUND, INC.

119 Washington Avenue

Suite 504

Miami Beach, FL 33139

Herzfeld-AR-21

ITEM 2. CODE OF ETHICS

(a) The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c) There have been no amendments, other than technical, administrative or other non-substantive amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d) The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in Item 2(b) of Form N-CSR.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

As of the end of the period covered by the report, the registrant's board of directors has determined that Dr. Kay Tatum is an "audit committee financial expert" serving on its audit committee and that she is "independent" as such terms are defined by Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a) - (d)

Set forth in the table below are audit fees and non-audit related fees billed to the registrant by its principal accountant (the "Auditor") for the audit of the registrant's annual financial statements and services provided by the Auditor in connection with statutory and regulatory filings during and for the Registrant's fiscal years ended June 30, 2020 and 2021.

Fiscal Year Ended June 30,	Audit Fees	Audit-Related Fees	Tax Fees(2)	All Other Fees(3)

2020	$36,000	$0	$4,500	$0
2021	$36,000	$0	$4,500	$0

(2)	These fees related to services consisting of the review or preparation of U.S. federal, state, local and excise tax returns.

(3)	These fees related to services consisting of accounting consultations, agreed upon procedure reports, attestation reports, comfort letters and review of statutory and regulatory filings.

(e) The registrant's Audit Committee charter requires that the Audit Committee pre-approve all auditing services and non-audit services (including the fees for such services and terms thereof) to be performed for the registrant by its Auditor, and the committee has not adopted pre-approval policies and procedures, although it may determine to do so in the future. The engagement to render auditing and non-auditing services would be presented to and pre-approved by the Audit Committee. All of the audit, audit-related and tax services described above for which the Auditor billed the registrant fees for the fiscal years ended June 30, 2018 and 2019 were pre-approved by the Audit Committee.

(f) Not applicable.

(g) The aggregate non-audit fees bills by the registrant's Auditor for services rendered to the registrant, and rendered to the registrant's investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were $0 for 2020 and $0 for 2021.

(h) Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

 (a) The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. As of June 30, 2021, the registrant's audit committee was comprised of Kay W. Tatum, John A. Gelety, Cecilia L. Gondor, and Ann S. Lieff.

(b) Not applicable.

ITEM 6. INVESTMENTS

(a) Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

A copy of the registrant's proxy voting policies and procedures as well as its adviser's policies and procedures are attached hereto as Appendix A.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

(a)(1) Thomas J. Herzfeld, Chairman of Thomas J. Herzfeld Advisors, Inc. (the “Investment Manager”) serves as a portfolio manager of the Fund and has held this position since its inception in 1993. This information is as of August 31, 2021.

Erik M. Herzfeld, President of the Investment Manager serves as a portfolio manager of the Fund and has held this position since 2007. Before joining the Fund's Investment Manager in 2007, Mr. E. Herzfeld served in quantitative research and trading with both Lehman Brothers and JPMorgan, where he served as Vice President in New York and Asia. This information is as of August 31, 2021.

Ryan M. Paylor, Portfolio Manager of the Investment Manager serves as a portfolio manager of the Fund and has held this position since 2019. Before joining the Fund’s Investment Manager in 2012, Mr. Paylor spent eight years at JPMorgan on the FX Derivatives Operations team. This information is as of August 31, 2021.

(a)(2)(i) and (ii) As of June 30, 2021, Messrs. T. Herzfeld, E. Herzfeld, and Paylor were also portfolio managers for 293 other accounts comprising approximately $309 million under management and one pooled investment vehicle comprising $123 million under management, however, none of the these accounts are managed with an investment strategy similar to the Fund's. Also, as of June 30, 2021, the Fund had total assets of approximately $41 million.

(a)(2)(iii) Mr. E. Herzfeld serves as a portfolio manager for one pooled investment vehicle which charges a fee based on the performance of the account, with assets of $123 million. For accounts other than such pooled investment vehicle and the Fund, fees are calculated as a percentage of the value of assets under management at the end of each quarter

(a)(2)(iv) The Fund does not believe that any material conflicts are likely to arise through Messrs. T. Herzfeld's, E. Herzfeld's and Paylor’s management of other accounts in addition to the Fund in that there is very little overlap in the type of investments made for the Fund and other accounts, which generally trade shares of closed-end funds. The Fund is permitted, to a limited extent, to buy shares of other closed-end funds and occasionally other clients or Mr. T. Herzfeld may buy shares of securities also held in the portfolio of the Fund. The Investment Manager has adopted procedures overseen by the Chief Compliance Officer ("CCO") of the Investment Manager intended to monitor compliance with the compliance policies of the Investment Manager which include conflicts which may occur regarding allocation of investment opportunities between the Fund and other accounts. The CCO also serves as CCO of the Fund and reports directly to the Board of Directors at least annually.

(a)(3) Messrs. T. Herzfeld, E. Herzfeld, and Paylor receive no direct compensation from the Fund for their services as Portfolio Managers. Mr. T. Herzfeld owns 100% of the voting stock of the Investment Manager, a Subchapter S Corporation, therefore he is taxed on its profits. Portfolio managers, other than Mr. T. Herzfeld, are paid a fixed salary by the Investment Manager. In addition, the Investment Manager retains the ability to pay bonuses based on the overall profitability of the Investment Manager, however, compensation is not directly based upon the performance of a particular client or account, including the Fund's pre or after-tax performance, nor the value of a particular client or account, including the value of the Fund's assets.

(a)(4)(a) Range of value of shares of the Fund owned by Mr. T. Herzfeld as of June 30, 2021: over $1,000,000. Range of value of shares of the Fund owned by Mr. E. Herzfeld as of June 30, 2021: over $1,000,000. Range of value of shares of the Fund owned by Mr. Paylor as of June 30, 2021: $10,001-$50,000.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END FUND MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

	(a) Total Number of Shares Purchased	(b) Average Price Paid Per Share	(c) Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number of Shares that May Yet Be Purchased Under the Plans or Programs
Month #1 (beginning July 1, 2020 and ending July 31, 2020)	0	n/a	n/a	n/a
Month #2 (beginning August 1, 2020 and ending August 31, 2020)	0	n/a	n/a	n/a
Month #3 (beginning September 1, 2020 and ending September 30, 2020)	8,474*	n/a	n/a	n/a
Month #4 (beginning October 1, 2020 and ending October 31, 2020)	0	n/a	n/a	n/a
Month #5 (beginning November 1, 2020 and ending November 30, 2020)	0	n/a	n/a	n/a
Month #6 (beginning December 1, 2020 and ending December 31, 2020)	6,297*	n/a	n/a	n/a
Month #7 (beginning January 1, 2021 and ending January 31, 2021)	0	n/a	n/a	n/a
Month #8 (beginning February 1, 2021 and ending February 28, 2021)	0	n/a	n/a	306,683
Month #9 (beginning March 1, 2021 and ending March 31, 2021)	4,320*	n/a	306,683**	0
Month #10 (beginning April 1, 2021 and ending April 30, 2021)	0	n/a	n/a	n/a
Month #11 (beginning May 1, 2021 and ending May 31, 2021)	0	n/a	n/a	n/a
Month #12 (beginning June 1, 2021 and ending June 30, 2021)	6,258*	n/a	n/a	n/a
Total	25,349	n/a	306,683	306,683

* Shares were purchased by Thomas J. Herzfeld, Erik M. Herzfeld, and Ryan Paylor for their own accounts.  Mr. T. Herzfeld is a director and a controlling person of the Registrant’s investment adviser and Mr. E Herzfeld and Mr. R. Paylor are officers of the Registrant and/or the Registrant’s investment adviser.  Accordingly, each of Mr. T. Herzfeld, Mr. E. Herzfeld and Mr. R. Paylor may be deemed an “affiliated purchaser” of the Registrant’s shares as such term is defined by Rule 10b-18(a)(3) under the Exchange Act of 1934.

 ** The Registrant has adopted a self-tender policy pursuant to which the Registrant has undertaken to conduct a tender offer within ninety (90) days after a fiscal year-end (June 30th) of 5% of outstanding shares of the Fund at 97.5% of NAV if the average discount was greater than 10% for the fiscal year just ended.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the stockholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

NOT APPLICABLE

ITEM 13. EXHIBITS.

(a)(1) Not applicable – filed with annual report

(a)(2) Certifications by the registrant’s principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes- Oxley Act of 2002 and required by Rule 30a-2under the Investment Company Act of 1940 are filed herewith.

(a)(3) Not applicable.

(b) Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is filed herewith

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Herzfeld Caribbean Basin Fund, Inc.

By:	/s/ Erik M. Herzfeld
Erik M. Herzfeld
President
(principal executive officer)
Date: September 7, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Erik M. Herzfeld
Erik M. Herzfeld
President
(principal executive officer)
Date: September 7, 2021

By:	/s/ Zachary P. Richmond
Zachary P. Richmond
Treasurer (Chief Financial Officer)
Date: September 7, 2021

APPENDIX A

THE HERZFELD CARIBBEAN BASIN FUND, INC.

Proxy Voting Policy and Procedures

The Board of Directors of The Herzfeld Caribbean Basin Fund, Inc. (the "Fund") hereby adopts the following policy and procedures with respect to voting proxies relating to portfolio securities held by the Fund:

I.	POLICY

Thomas J. Herzfeld Advisors, Inc. (the "Adviser") acts as discretionary investment adviser for various clients, including The Herzfeld Caribbean Basin Fund, Inc. an investment company registered under the Investment Company Act of 1940, as amended, and clients governed by the Employee Retirement Income Security Act of 1974 ("ERISA").

Selected clients, including The Herzfeld Caribbean Basin Fund, Inc. have elected to have the Adviser vote proxies or act on the other shareholder actions on their behalf, while other clients vote proxies themselves.

When voting proxies or acting on corporate actions for clients, the Adviser's utmost concern is that all decisions be made in the best interest of its clients (for ERISA accounts, plan beneficiaries and participants, in accordance with the letter and spirit of ERISA). The Adviser will act in a manner deemed prudent and diligent and which is intended to enhance the economic value of the assets of its clients' accounts.

II.	PURPOSE

The purpose of these Policies and Procedures is to memorialize the procedures and policies adopted by the Adviser to enable it to comply with its responsibilities and the requirements of Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended ("Advisers Act"). These Policies and Procedures also reflect the fiduciary standards and responsibilities set forth by the Department of Labor for ERISA accounts.

III.	PROCEDURES

The Portfolio Managers are ultimately responsible for ensuring that all proxies received by the Adviser are voted in a timely manner and voted consistently across all portfolios.  Although many proxy proposals can be voted in accordance with the Adviser’s established guidelines (see Section V. below) (the “Guidelines”), the Adviser recognizes that certain circumstances may require special consideration, which may dictate that the Adviser makes an exception to the provisions of these Procedures. When an exception is made to these Procedures, the Portfolio Managers shall provide to the Chief Compliance Officer of the Adviser (“CCO”) a written statement detailing the circumstances and rationale for an exception from these Policies and Procedures.

The Portfolio Managers are also responsible for ensuring that all corporate actions received by the Adviser are addressed in a timely manner and consistent action is taken across all portfolios.

A. Conflicts of Interest. Where a proxy proposal raises a material conflict of interest between the Adviser's interests and that of one or more its clients, the Adviser shall resolve such conflict in the manner described below.

1. Vote in Accordance with the Guidelines. To the extent that the Adviser has little or no discretion to deviate from the Guidelines with respect to the proposal in question, the Adviser shall vote in accordance with such pre-determined voting policy.

2. Obtain Consent of Clients. To the extent that the Adviser has discretion to deviate from the Guidelines with respect to the proposal in question, the Adviser shall disclose the conflict to the relevant clients and obtain their consent to the proposed vote prior to voting the securities. The disclosure to the clients will include sufficient detail regarding the matter to be voted on and the nature of our conflict that the clients would be able to make an informed decision regarding the vote. When a client does not respond to such a conflict disclosure request or denies the request, the Adviser will abstain from voting the securities held by that client's account.

B. Limitations. In certain circumstances, in accordance with a client's investment advisory contract (or other written directive) or where the Adviser has determined that it is in the client's best interest, the Adviser will not vote proxies received. The following are some circumstances where the Adviser may limit its role in voting proxies received on client securities:

1. Client Maintains Proxy Voting Authority: Where a client has not specifically delegated the authority to vote proxies to the Adviser or that it has delegated the right to vote proxies to a third party, the Adviser will not vote the securities and will direct the relevant custodian to send the proxy material directly to the client. If any proxy material is received by the Adviser, it will promptly be forwarded to the client.

2. Terminated Account: Once a client account has been terminated with the Adviser in accordance with its investment advisory agreement, the Adviser will not vote any proxies received after the termination. However, the client may specify in writing that proxies should be directed to the client for action.

3. Limited Value: If the Adviser concludes that the client's economic interest or the value of the portfolio holding is indeterminable or insignificant, the Adviser may abstain from voting a client's proxies. The Adviser does not vote proxies received for securities which are not held in the client's account at the time the proxies are received; although it may vote such proxies if determined to be in the best interest of the client. In addition, the Adviser generally does not vote securities where the economic value of the securities in the client's account is less than $500.

4. Securities Lending Programs: When securities are out on loan, they are transferred into the borrower's name and are voted by the borrower, in its discretion. However, where the Adviser determines that a proxy vote (or shareholder action) is materially important to the client's account, the Adviser may recall the security.

5. Unjustifiable Costs: In certain circumstances, after doing a cost-benefit analysis, the Adviser may abstain from voting where the cost of voting a client's proxy would exceed any anticipated benefits of the proxy proposal.

IV.	RECORD KEEPING

In accordance with Rule 204-2 under the Advisers Act, the Adviser will maintain for the time periods set forth in the Rule (i) these proxy voting procedures and policies, and amendments thereto; (ii) all proxy statements received regarding client securities (provided however, that the Adviser may rely on the proxy statement filed on EDGAR as its records)(1); (iii) a record of votes cast on behalf of clients; (iv) records of client requests for proxy voting information; (v) any documents prepared by the adviser that were material to making a decision how to vote or that memorialized the basis for the decision; and (vi) records relating to requests made to clients regarding conflicts of interest in voting the proxy.

The Adviser will describe in its Part II of Form ADV (or other brochure fulfilling the requirement of Rule 204-3) its proxy voting policies and procedures and advising clients how they may obtain information on how the Adviser voted their securities. Clients may obtain information on how their securities were voted or a copy of our Policies and Procedures by written request addressed to the Adviser.

V.	GUIDELINES

Each proxy issue will be considered individually. The following guidelines are a partial list to be used in voting proposals contained in the proxy statements, but will not be used as rigid rules.

1.	Issues regarding the issuer's Board entrenchment and anti-takeover measures such as the following:		Oppose

	b.	Proposals to limit the ability of shareholders to call special meetings;

	c.	Proposals to require super majority votes;

	d.	Proposals requesting excessive increases in authorized common or preferred shares where management provides no explanation for the use or need for these additional shares;

	e.	Proposals regarding "poison pill" provisions; and

	f.	Permitting "green mail".

2.	Providing cumulative voting rights.		Oppose

3.	"Social issues," unless specific client guidelines supersede, e.g., restrictions regarding South Africa.	Oppose

4.	Election of directors recommended by management, except if there is a proxy fight.	Approve

5.	Election of auditors recommended by management, unless seeking to replace if there exists a dispute over policies.	Approve

6.	Date and place of annual meeting.	Approve

7.	Limitation on charitable contributions or fees paid to lawyers.	Approve

8.	Ratification of directors' actions on routine matters since previous annual meeting.	Approve

9.	Confidential voting	Approve

Confidential voting is most often proposed by shareholders as a means of eliminating undue management pressure on shareholders regarding their vote on proxy issues.

The Adviser will generally approve these proposals as shareholders can later divulge their votes to management on a selective basis if a legitimate reason arises.

10.	Limiting directors' liability	Approve

11.	Eliminate preemptive right	Approve

Preemptive rights give current shareholders the opportunity to maintain their current percentage ownership through any subsequent equity offerings. These provisions are no longer common in the U.S., and can restrict management's ability to raise new capital.

The Adviser approves the elimination of preemptive rights, but will oppose the elimination of limited preemptive rights, E.G., on proposed issues representing more than an acceptable level of total dilution.

12.	Employee Stock Purchase Plan	Approve

13.	Establish 401(k) Plan	Approve

14.	Rotate annual meeting location/date	Approve

15.	Establish a staggered Board	Approve

16.	Eliminate director mandatory retirement policy	Case-by-Case

17.	Option and stock grants to management and directors	Case-by-Case

18.	Allowing indemnification of directors and/or officers after reviewing the applicable laws and extent of protection requested.	Case-by-Case

THOMAS J. HERZFELD ADVISORS, INC.

PROXY VOTING

POLICIES AND PROCEDURES

Rule 206(4)-6 under the Investment Advisers Act of 1940 helps to ensure that SEC-registered advisers act in the best interest of their clients when exercising proxy voting authority. The rule obligates advisers to provide Clients with information on how their securities were voted.

Advisers that have explicit or implicit voting authority must comply with rule 206(4)-6. Therefore, even when the advisory contract is silent, the rule applies if the adviser's voting authority is implied by an overall delegation of discretionary authority. The rule does not apply, however, to advisers that provide Clients with advice about voting proxies but do not have authority to vote them.

In addition, the Firm’s Proxy Voting Policy is subject to annual review and approval by the independent members of the Board of Directors of the CUBA Fund, as set forth in proxy voting policies and procedures adopted by such Board (the “CUBA Fund Proxy Policies”). In implementing this Proxy Voting Policy, the CCO shall insure that all policies and procedures set forth herein are consistent with the CUBA Fund Proxy Policies.

A.	Procedures

The SEC adopted new rule 206(4)-6 and amended rule 204-2 to regulate proxy voting by investment advisers with authority to vote their Clients’ proxies. Under the Investment Advisers Act, an adviser is a fiduciary that owes each of its Clients the duties of care and loyalty with respect to all services undertaken on the Client's behalf, which may or may not include proxy voting. To satisfy its duty of loyalty, the adviser must cast proxy votes in a way that will advance the best interest of its Client. The adviser must not put its own interests ahead of the Client’s.

Under rule 206(4)-6, it is a fraudulent, deceptive, or manipulative act, practice or course of business for investment advisers to exercise voting authority over Client proxies before they:

●	Adopt and implement written policies and procedures that are reasonably designed to ensure that the adviser votes proxies in the Client’s best interest;

●	Disclose to Clients how they may obtain information regarding how their proxies were voted; and

●	Describe proxy voting policies and procedures and furnish a copy of the policies and procedures to the Client when requested to do so.

The Firm believes that each proxy proposal must be individually reviewed to determine whether the proposal is in the best interests of its Clients.  Absent specific Client instructions, and subject to the limitations described below, the Firm has adopted the following proxy voting procedures designed to ensure that proxies are properly identified and voted, and that any conflicts of interest are addressed appropriately:

●	Upon receipt of a corporate proxy by the Firm, the special or annual report and the proxy are submitted to the EC Proxy Voting Services (“the Proxy Manager”). The Proxy Manager will then vote the proxy in accordance with this policy.

●	The Proxy Manager shall be responsible for reviewing the special or annual report, proxy proposals, and proxy proposal summaries. The reviewer shall take into consideration what vote is in the best interests of Clients and the provisions of the Firm’s Voting Guidelines in Section 2 below. The Proxy Manager will then vote the proxies.

●	The Proxy Manager shall be responsible for maintaining copies of each annual report, proposal, proposal summary, actual vote, and any other information required to be maintained for a proxy vote under Rule 204-2 of the Advisers Act (see discussion in Section 3 below). With respect to proxy votes on topics deemed, in the opinion of the Proxy Manager, to be controversial or particularly sensitive, the Proxy Manager will provide a written explanation for the proxy vote which will be maintained with the record of the actual vote in the Firm’s files.

●	The Firm will not neglect its proxy voting responsibilities, but may abstain from voting if it deems that abstaining is in its Clients’ best interests, as described below under the Limitations on Proxy Voting section. The Proxy Manager will document instances in which the Firm does not vote a Client’s proxy.

●	Proxies received after a Client terminates its advisory relationship with the Firm will not be voted. The Proxy Manager will promptly return such proxies to the sender, along with a statement indicating that the Firm’s advisory relationship with the Client has terminated, and that future proxies should not be sent to the Firm.

●	To the extent that a conflict of interest is identified in conjunction with a specific proxy vote, the voting process will be modified as described below under Conflicts of Interest.

B.	Conflicts of Interest

When completing the steps above, the Proxy Manager will consider whether the Firm is subject to any material conflicts of interest in connection with each proxy vote. In addition, Employees, including Portfolio Managers involved in determining proxy votes, must notify the CCO if they are aware of any material conflict of interest associated with a proxy vote. It is impossible to anticipate all material conflicts of interest that could arise in connection with proxy voting.

If the CCO determines that a material conflict of interest exists, the following procedures shall be followed:

●	The Firm shall disclose the existence and nature of the conflict to the Client(s) owning the Client securities, and seek directions on how to vote the proxies;

●	The Firm shall abstain from voting, particularly if there are conflicting Client interests (for example, where Client accounts hold different Client securities in a competitive merger situation); or

●	The Firm shall follow the recommendations of an independent proxy voting service in voting the proxies.

The Firm keeps certain records required by applicable law in connection with its proxy voting activities for Clients and shall provide proxy-voting information to Clients upon their written or oral request. A copy of the Firm’s proxy-voting policy is available to Clients upon request.

C.	Limitations on Proxy Voting

Notwithstanding the procedures listed above, in certain circumstances where the Firm has determined that it is in the Client’s best interest, the Firm will not vote proxies received. In other situations, the Client will decide unilaterally to retain proxy voting authority. The following are some, but not all, circumstances where the Firm will limit its role in voting proxies:

Client Maintains Proxy Voting Authority. Where the Client has instructed the Firm in writing, the Firm will not vote the securities and will direct the relevant custodian to send the proxy material directly to the Client. If any proxy material is received by the Firm, it will promptly be forwarded to the Client or a specified third party.

Client Provides Proxy Voting Instructions. Where the Client has provided written instructions to the Firm directing the Firm how to vote proxies in specific situations.

Terminated Account. Once a Client account has been terminated in accordance with the investment advisory agreement, the Firm may refrain from voting any proxies received after the termination and will return the proxy materials to the sender or to an address provided by the Client for forwarding any proxies received.

Securities No Longer Held. The Firm may refrain from voting proxies received for securities which are no longer held by the Client’s account.

Securities Lending Programs. When securities are out on loan, they are transferred into the borrower’s name and are voted by the borrower, in its discretion.

Non-Discretionary Accounts. If the Firm accepts a Client with non-discretionary authority, it may also yield the authority to vote proxies.

Limited Value. The Firm may abstain from voting a Client proxy based upon a conclusion that the effect on a Client’s economic interests or the value of the portfolio holding is indeterminable or insignificant.

Costs exceed benefits. The Firm may abstain from voting a Client proxy if the Firm believes that the costs of voting the proxy exceed the expected benefit to the Client of voting the proxy.

Non-US Issuers. The Firm will vote non-US issuer proxies on a best efforts basis. Some non-US proxies may involve a number of features that restrict or prevent the Firm’s ability to vote in a timely manner, or otherwise make voting impractical. For example, some proxies may not appear on any platform because some issuers do not reimburse custodians for the distribution of proxies. The Firm will use its best efforts to vote all proxies but cannot guarantee the votes will be processed due to obstacles such as share blocking, re-registration, required powers of attorney, and sub-custodial arrangements. The Firm may also be limited in obtaining proxy records but will maintain evidence reflecting best efforts to vote such proxies.

D.	Voting Guidelines

While the Firm’s policy is to review each proxy proposal on its individual merits, the Firm has adopted guidelines for certain types of matters to assist the Proxy Manager in the review and voting of proxies.  These guidelines are set forth below:

1.	Corporate Governance

Election of Directors and Similar Matters

In an uncontested election, the Firm will generally vote in favor of management’s proposed directors.  In a contested election, the Firm will evaluate proposed directors on a case-by-case basis.  With respect to proposals regarding the structure of a company’s Board of Directors, the Firm will review any contested proposal on its merits.

Notwithstanding the foregoing, the Firm expects to support proposals to:

1.	Limit directors’ liability and broaden directors’ indemnification rights

2.	Generally vote against proposals to adopt or continue the use of a classified Board structure; and

3.	Add special interest directors to the board of directors (e.g., efforts to expand the board of directors to control the outcome of a particular matter.

Audit Committee Approvals

The Firm generally supports proposals that help ensure that a company’s auditors are independent and capable of delivering a fair and accurate opinion of a company’s finances.  The Firm will generally vote to ratify management’s recommendation and selection of auditors.

Shareholder Rights

The Firm shall consider all proposals that will have a material effect on shareholder rights on a case by case basis.  Notwithstanding the foregoing, the Firm expects to generally support proposals to:

1.	Adopt confidential voting and independent tabulation of voting results; and

2.	Require shareholder approval of poison pills;

And expects to generally vote against proposals to:

1.	Adopt super-majority voting requirements; and

2.	Restrict the rights of shareholders to call special meetings, amend the bylaws or act by written consent.

Anti-Takeover Measures, Corporate Restructurings and Similar Matters

The Firm shall review any proposal to adopt an anti-takeover measure, to undergo a corporate restructuring (e.g., change of entity form or state of incorporation, mergers or acquisitions) or to take similar action by reviewing the potential short and long-term effects of the proposal on the company.  These effects may include, without limitation, the economic and financial impact the proposal may have on the company, and the market impact that the proposal may have on the company’s stock.

Notwithstanding the foregoing, Adviser expects to generally support proposals to:

1.	Prohibit the payment of greenmail (i.e., the purchase by the company of its own shares to prevent a hostile takeover);

2.	Adopt fair price requirements (i.e., requirements that all shareholders be paid the same price in a tender offer or takeover context), unless the Proxy Manager deems them sufficiently limited in scope; and

3.	Require shareholder approval of “poison pills.”

And expects to generally vote against proposals to:

1.	Adopt classified boards of directors;

2.	Reincorporate a company where the primary purpose appears to the Proxy Manager to be the creation of takeover defenses; and

3.	Require a company to consider the non-financial effects of mergers or acquisitions.

Capital Structure Proposals

The Firm will seek to evaluate capital structure proposals on their own merits on a case-by-case basis. Notwithstanding the foregoing, the Firm expects to generally support proposals to eliminate preemptive rights.

2.	Compensation

General

The Firm generally supports proposals that encourage the disclosure of a company’s compensation policies.  In addition, the Firm generally supports proposals that fairly compensate executives, particularly those proposals that link executive compensation to performance.  The Firm shall consider any contested proposal related to a company’s compensation policies on a case-by-case basis.

Notwithstanding the foregoing, the Firm expects to generally support proposals to:

1.	Require shareholders’ approval of golden parachutes; and

2.	Adopt golden parachutes that do not exceed 1 to 3 times the base compensation of the applicable executives

And expects to generally vote against proposals to:

1.	Adopt measures that appear to the Proxy Manager to arbitrarily limit executive or employee benefits.

Stock Option Plans and Share Issuances

The Firm evaluates proposed stock option plans and share issuances on a case-by-case basis.  In reviewing proposals regarding stock option plans and issuances, the Firm shall consider, without limitation, the potential dilutive effect on shareholders and the potential short and long-term economic effects on the company. The Firm believes that stock option plans do not necessarily align the interest of executives and outside directors with those of shareholders and that well thought out cash compensation plans can achieve these objectives without diluting shareholders ownership. Therefore, the Firm generally will vote against stock option plans. However, these proposals will be reviewed on a case-by-case basis to determine that shareholders’ interests are being represented. The Firm is in favor of management, directors and employees owning stock, but prefer that the shares are purchased in the open market.

Notwithstanding the foregoing, the Firm expects to generally vote against proposals to establish or continue stock option plans and share issuances that are not in the best interest of the shareholders.

3.	Corporate Responsibility and Social Issues

The Firm generally believes that ordinary business matters (including, without limitation, positions on corporate responsibility and social issues) are primarily the responsibility of a company’s management that should be addressed solely by the company’s management.  These types of proposals, often initiated by shareholders, may request that the company disclose or amend certain business practices.

Notwithstanding the foregoing, the Firm will generally vote in favor of proposals involving corporate responsibility and social issues to the extent called for by the United Nations Principles on Responsible Investment. The Firm also will generally vote in favor of corporate responsibility and social issue proposals that the Firm believes will have substantial positive economic or other effects on a company or the company’s stock.

E.	Class Actions

Securities issuers are, on occasion, the subject of class action lawsuits where the class of potentially injured parties is defined to be purchasers of the issuer’s securities during a specific period of time. These cases may result in an award of damages or settlement proceeds to the class members who file claims with the settlement administrator. At the time of the settlement, notice of the settlement together with a claim form and release is generally sent to the custodian of the securities who in turn may forward these notices to the separately managed account Clients. The Firm does not provide any legal advice to Clients in connection with class action litigation. The Firm will instead provide such accounts with reasonable assistance by providing account-level information upon request.

F.	Books and Records

Rule 204-2, requires that the following proxy voting records be kept in to comply with Rule 206(4)-6 and the amendments to Rule 204-2. The CCO shall be responsible for maintaining these records relating to proxy voting.

1.	The Proxy Manager will ensure that the following information is retained and available to be promptly produced in connection with each proxy vote:

●	The Issuer’s name;

●	The security’s ticker symbol or CUSIP, as applicable;

●	The shareholder meeting date;

●	The number of shares that the Firm voted;

●	A brief identification of the matter voted on;

●	Whether the matter was proposed by the Issuer or a security-holder;

●	Whether the Firm cast a vote;

●	How the Firm cast its vote (for the proposal, against the proposal, or abstain);

●	Whether the Firm cast its vote with or against management;

●	Any documentation created by the Firm that was material in making the proxy voting decision or that memorializes the basis for that decision, to the extent applicable; and

●	Any communication with Clients on how the Firm voted proxies on behalf of the Client.

The Firm may satisfy certain of the above requirements by relying on a third party to retain a copy of the proxy statement on the Firm’s behalf, so long as the Firm has obtained an undertaking from the third party to provide a copy of the proxy statement promptly upon request. The Firm may also satisfy certain of the above requirements by relying on proxy statements available from the SEC’s Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system.

The Proxy Manager will periodically reconcile the proxy voting records from the custodians with its proxy voting records and follow up on any discrepancies to ensure that accurate records are maintained.

G.	Disclosures to Clients and Investors

The Firm includes a description of its policies and procedures regarding proxy voting and class actions in Part 2 of Form ADV, along with a statement that Clients and Investors can contact the Firm to obtain a copy of these policies and procedures and information about how the Firm voted with respect to the Client’s securities.

Any request for information about proxy voting or class actions should be promptly forwarded to the Proxy Manager, who will respond to any such requests.

As a matter of policy, the Firm does not disclose how it expects to vote on upcoming proxies.

Each proxy issue will be considered individually. The Firm will maintain guidelines to be considered when voting proposals. These guidelines will be maintained by the Firm’s CCO, The guidelines will be used to provide guidance to the CCO when voting proxies, but are not to be applied as rigid rules.